UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2015

Municipal Fixed Income Funds
Dynamic Municipal Income*
High Yield Municipal
Short Duration Tax-Free

*Effective after the close of business on December 18, 2014, the Goldman Sachs Municipal Income Fund’s name changed to the “Goldman Sachs Dynamic Municipal Income Fund.”

Goldman Sachs Municipal Fixed Income Funds

■	DYNAMIC MUNICIPAL INCOME

■	HIGH YIELD MUNICIPAL

■	SHORT DURATION TAX-FREE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	20

Financial Statements	72

Financial Highlights	76

Notes to the Financial Statements	82

Other Information	98

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

Effective after the close of business on December 18, 2014, the Fund’s name changed to the “Goldman Sachs Dynamic Municipal Income Fund.”

The Goldman Sachs Dynamic Municipal Income Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Goldman Sachs High Yield Municipal Fund invests primarily in high yield municipal securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular sectors (for example, specific types of municipal securities) or states, the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors or states than if its investments were not so concentrated. The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Short Duration Tax-Free Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. The Fund may invest up to 20% of its portfolio in private activity bonds whose income may be subject to the federal alternative minimum tax and taxable investments. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. Because the Fund may invest heavily in investments in particular states and sectors, the Fund is subject to greater risk of loss as a result of adverse events affecting those states and sectors than if its investments were not so concentrated. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic investment options, tax-free income opportunities, and access to areas of specialization such as high yield securities

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market recorded positive returns during the six months ended September 30, 2015 (the “Reporting Period”) despite rising yields and modestly unfavorable supply and demand dynamics.

When the Reporting Period began in the second quarter of 2015, municipal bond prices retreated as yields rose across the yield curve. (Yield curve indicates a spectrum of maturities.) During the third calendar quarter and through the end of the Reporting Period, uncertainty about the Federal Reserve’s (the “Fed”) interest rate policy helped drive up municipal bond prices.

For the Reporting Period overall, shorter-term municipal yields edged up, while longer-term municipal yields rose more significantly. As a result, the municipal yield curve steepened. The yield on a two-year AAA-rated municipal security rose six basis points to 0.55%; the yield on a 10-year AAA-rated municipal security rose seven basis points to 2.03%; and the yield on a 30-year AAA-rated municipal security increased 24 basis points to 3.04%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security rose seven basis points to 0.63%; the yield on a 10-year U.S. Treasury rose 11 basis points to 2.04%; and the yield on a 30-year U.S. Treasury security increased 32 basis points to 2.85%. (Source: GSAM, MMD and Bloomberg.)

Market technicals, or supply and demand factors, were modestly unsupportive during the Reporting Period. Primary market issuance was strong, with approximately $200 billion of new supply for the Reporting Period overall. However, demand was weak. Municipal bond mutual funds saw average investment outflows of $200 million per week during the second quarter of 2015. Outflows persisted and even escalated during the third quarter of 2015. (Source: Lipper.)

Overall, credit quality in the municipal bond market remained strong during the Reporting Period. Nevertheless, pockets of weakness generated negative headlines. On June 28, 2015, Puerto Rico Governor Alejandro Garcia Padilla gave an interview to The New York Times in which he said the commonwealth “cannot pay its roughly $72 billion in debts.” These words shifted Puerto Rico’s course from a focused effort on finding liquidity and balancing the budget toward the possibility of a default. Credit ratings agencies responded to Padilla’s comments with multiple notch downgrades. As the Reporting Period progressed, Puerto Rico continued to implement significant measures to address its financial difficulties, including legislation that would allow for the issuance of tax anticipation notes and an increase in petroleum taxes as well as a tax reform proposal that could potentially provide additional revenues. Also during the Reporting Period, credit rating agencies downgraded New Jersey after a revenue shortfall led the state to make a reduced payment to its pension funds. Meanwhile, Illinois grappled with its pension and budgetary issues. In more positive news, state revenues overall expanded during the Reporting Period, with most states working toward solid budget plans that would potentially enhance financial reserves and provide tax breaks. One such example was New York state, which is one of the municipal bond market’s bellwether issuers. California also remained on an upward trajectory, as revenues came in ahead of budget for the state’s 2014-2015 fiscal year.

MARKET REVIEW

High Yield Municipals

During the Reporting Period, the high yield municipal bond market underperformed the investment grade municipal bond market. The main drivers of underperformance among high yield municipal bonds were the special tax and transportation sectors. Both sectors fell by more than 10% during the Reporting Period. As mentioned previously, Puerto Rico was the subject of significant negative news, which led to substantial volatility for the credit. Uncertainty around Puerto Rico’s restructuring plan caused it to underperform the Barclays High Yield Municipal Index for the Reporting Period as a whole.

Looking Ahead

At the end of the Reporting Period, municipal bond market technicals appeared to be moving in a more favorable direction, as primary market issuance slowed — though we believe this trend could possibly reverse toward the end of 2015. We also believe the tax environment should continue to be supportive for municipal bonds, even if interest rates remain low. That said, strong U.S. economic data, supported by recent Fed statements, suggest to us that rates may rise during the latter part of 2015. Higher rates, in our view, could make the tax exempt benefits of municipal bonds even more attractive and could boost the relative performance of the asset class. Meanwhile, we anticipate an increase in infrastructure investment by states and municipalities, and we expect their governments to take advantage of continued low interest rates to issue debt. We also expect to see more headlines around pension cost escalation, as this remains a serious challenge for some states and localities.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Funds invested in the most tax-efficient manner possible.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund1

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.27%, -0.71%, -0.16%, -0.34% and -0.15%, respectively. These returns compare to the 0.80% cumulative total return of the Fund’s benchmark, the Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period. To compare, the Fund’s former benchmark, the Barclays Municipal Bond Index, generated a 0.75% cumulative total return during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s exposure to longer maturity securities detracted from relative performance, as the municipal yield curved steepened, meaning the differential between longer-term and shorter-term yields widened. The Fund’s yield curve strategy detracted from relative returns. (Yield curve is a spectrum of maturities.)

On	the positive side, the Fund’s sector positioning and bottom-up issue selection added to relative results.

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	As municipal credit concerns increased in response to negative headlines about Puerto Rico, the Fund was hurt by its overweight position relative to the Index in lower credit quality B-rated municipal bonds. Conversely, the Fund benefited from its overweight position in hospital bonds, as this sector recorded strong gains during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund suffered due to its yield curve positioning relative to the Index. More specifically, the Fund was hurt by its exposure to the longer- maturity segment of the municipal yield curve as the yield curve steepened.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period overall, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also, to manage against potential changes in interest rates, the Fund employed interest rate swap contracts during the Reporting Period. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

During the Reporting Period, we increased the Fund’s exposure to university and general obligation bonds. We decreased its allocation to hospital credits and lease-backed bonds. In addition, we reduced the Fund’s exposure to higher

PORTFOLIO RESULTS

credit quality A-rated issues and lower credit quality B-rated issues.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund held a longer duration position compared to that of the Index. It was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB- rated and other lower credit quality issues. Compared to the Index, the Fund was overweight in Puerto Rico, California and Texas municipal bonds and underweight in New York municipal bonds.

FUND BASICS

Dynamic Municipal Income Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays Municipal Bond 1-10 Yr Blend Index[2]	Barclays Municipal Bond Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]	30-Day Taxable Equivalent Yield[5]
Class A	-0.27%	0.80%	0.75%	2.36%	2.17%	4.17%
Class C	-0.71	0.80	0.75	1.71	1.51	3.02
Institutional	-0.16	0.80	0.75	2.79	2.60	4.93
Service	-0.34	0.80	0.75	2.30	2.10	4.06
Class IR	-0.15	0.80	0.75	2.70	2.50	4.77

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s performance benchmark was changed from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-10 Year Blend Index because Goldman Sachs Asset Management believes it is a more appropriate benchmark against which to measure the Fund’s performance, in light of changes to the Fund’s investment strategies.

[3]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Barclays Municipal Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.77%	3.24%	3.53%	4.61%	7/20/93
Class C	-0.74	3.26	3.15	3.73	8/15/97
Institutional	1.36	4.37	4.28	4.89	8/15/97
Service	0.87	3.85	3.74	4.39	8/15/97
Class IR	1.27	4.26	N/A	4.67	7/30/10

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.78%	1.01%
Class C	1.53	1.76
Institutional	0.44	0.67
Service	0.94	1.16
Class IR	0.53	0.76

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[8]
Percentage of Market Value

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 0.17%, -0.21%, 0.31% and 0.29%, respectively. These returns compare to the -0.32% cumulative total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period.

The High Yield Municipal Fund Composite is composed 60% of the Barclays Municipal High Yield Bond Index and 40% of the Barclays Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of -1.07% and 0.75%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund benefited from its underweight position compared to the High Yield Municipal Composite in Puerto Rico municipal bonds. Individual issue selection within the tobacco sector also contributed positively.

Conversely, the Fund’s holdings of longer maturity securities detracted from relative performance, as the municipal yield curve steepened during the Reporting Period, meaning the differential between longer-term and shorter-term yields widened. (Yield curve is a spectrum of maturities.) In addition, the Fund’s tactical management of its duration positioning detracted from relative results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s overweight position relative to the High Yield Municipal Composite in the hospital sector added to relative returns, as hospital bonds recorded strong gains during the Reporting Period. The Fund’s underweight position in Puerto Rico bonds also enhanced results, as the commonwealth’s debt generated a negative absolute return in the High Yield Municipal Composite.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the tactical management of the Fund’s duration positioning versus that of the High Yield Municipal Composite detracted from relative performance. Although the Fund benefited from a shorter duration position when municipal yields rose during May and June 2015, the same positioning hurt performance as municipal yields fell in the latter part of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Also during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund employed interest rate swaps, tied to LIBOR (London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements), to manage the Fund’s duration position. The use of interest rate swaps had a positive impact on the Fund’s performance during the Reporting Period.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, the Fund’s duration position fluctuated between approximately 8.00 years and 6.50 years and ended the Reporting Period at 7.63 years. We reduced the Fund’s exposure to hospital bonds but maintained an overweight position relative to the High Yield Municipal Composite. We also decreased the Fund’s exposure to toll road bonds. We increased the Fund’s allocation to the municipal debt of Illinois and decreased its exposure to the municipal debt of Florida.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the High Yield Municipal Composite in the hospital and special assessment sectors. Compared to the High Yield Municipal Composite, the Fund was underweight higher credit quality AAA-rated and AA-rated issues and overweight lower credit quality BBB-rated issues.

FUND BASICS

High Yield Municipal Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Goldman Sachs High Yield Municipal Fund Composite Index[2]	Barclays Municipal High Yield Bond Index[3]	Barclays Municipal Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]	30-Day Taxable Equivalent Yield[6]
Class A	0.17%	-0.32%	-1.07%	0.75%	3.18%	3.12%	5.62%
Class C	-0.21	-0.32	-1.07	0.75	2.58	2.52	4.56
Institutional	0.31	-0.32	-1.07	0.75	3.62	3.61	6.40
Class IR	0.29	-0.32	-1.07	0.75	3.57	3.51	6.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Barclays Municipal Bond Index (40%) (with dividends reinvested).

[3]	The Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[6]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[7]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.45%	4.67%	2.54%	4.33%	4/3/00
Class C	0.36	4.86	2.25	3.86	4/3/00
Institutional	2.32	5.96	3.34	5.01	4/3/00
Class IR	2.39	5.94	N/A	6.51	7/30/10

[7]The	Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[8]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.86%	0.93%
Class C	1.61	1.68
Institutional	0.57	0.59
Class IR	0.61	0.68

[8]The	expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[9]
Percentage of Market Value

[9]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -0.14%, -0.34%, 0.03%, -0.22% and -0.01%, respectively. These returns compare to the 0.66% cumulative total return of the Fund’s benchmark, the Barclays Municipal Bond 1-3 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund suffered due to its holdings of longer-term securities, as the municipal yield curve steepened during the Reporting Period, meaning the differential between longer-term and shorter-term yields widened. The Fund’s duration and yield curve strategy also detracted from relative results. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of maturities.)

On	the positive side, the Fund’s sector positioning and bottom-up issue selection added to relative returns.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Although sector positioning added to relative performance overall, the Fund was hurt by its holdings of Puerto Rico bonds. These investments detracted from Fund returns as Puerto Rico’s debt experienced significant volatility amidst persistent headline news.

The	Fund benefited from its exposure to local general obligation bonds. Positioning in the toll road sector also added to returns. Additionally, individual issue selection among pre-refunded bonds bolstered results. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.)

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s duration positioning detracted from relative performance. The Fund held a longer duration position relative to the Index at the beginning of the Reporting Period, which hurt performance as shorter-maturity municipal yields — especially those in the two-year portion of the municipal yield curve — rose, particularly during May 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used municipal inverse variable rate securities to seek to take advantage of the steepness of the municipal yield curve, wherein yields on shorter-term maturity municipal bonds were lower than those on longer-term maturity municipal bonds. These securities have an inverse relationship to short-term interest rates — the interest rate they pay generally increases as short-term interest rates fall and vice versa — and they therefore have the potential to increase or decrease the Fund’s income. In addition, the Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value. Derivatives did not have a material impact, on a net basis, on the Fund’s performance during the Reporting Period.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from a longer duration position relative to that of the Index to a comparatively short duration position. We reduced the Fund’s exposure to water and sewer credits. We increased the Fund’s exposure to general obligation bonds during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a short duration position compared to that of the Index. It was slightly underweight relative to the Index in higher credit quality AAA-rated issues, and it was overweight BBB-rated issues and other lower credit quality rated municipal bonds. In addition, the Fund was overweight in Illinois, Texas and Puerto Rico municipal bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Tax-Free Fund

as of September 30, 2015

PERFORMANCE REVIEW
April 1, 2015– September 30, 2015	Fund Total Return (based on NAV)[1]	Barclays Municipal 1–3 Year Blend Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]	30-Day Taxable Equivalent Yield[4]
Class A	-0.14%	0.66%	0.76%	0.73%	1.34%
Class C	-0.34	0.66	0.38	0.00	0.67
Institutional	0.03	0.66	1.11	1.08	1.96
Service	-0.22	0.66	0.61	0.58	1.08
Class IR	-0.01	0.66	1.02	0.99	1.80

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Municipal 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2013 federal income tax rate of 43.4%.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.40%	0.80%	2.10%	2.70%	5/1/97
Class C	-0.96	0.69	1.67	2.03	8/15/97
Institutional	0.43	1.43	2.62	3.35	10/1/92
Service	-0.07	0.95	2.11	2.82	9/20/94
Class IR	0.34	1.34	N/A	1.38	7/30/10

[5]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.76%
Class C	1.13	1.51
Institutional	0.39	0.41
Service	0.89	0.92
Class IR	0.48	0.51

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Market Value

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.5%
Alabama – 2.4%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
$2,500,000	5.750%	10/01/30	$2,930,050
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
1,780,000	5.750	12/01/36	1,800,666
Auburn University General Fee RB Refunding Series 2015 A (AA-/Aa2)
1,205,000	4.000	06/01/19	1,329,862
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	577,743
100,000	5.000	11/15/21	100,485
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	373,240
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,094,540
3,000,000	6.000	10/01/42	3,349,950
3,000,000	6.500	10/01/53	3,429,060

			14,985,596

Arizona – 1.9%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
5,150,000	1.000	01/01/37	4,473,341
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,421,440
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,500,894
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(b)
1,410,000	1.600	03/01/18	1,393,207

			11,788,882

Arkansas – 0.7%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/Baa1)
770,000	3.000	02/01/18	791,090
1,845,000	3.000	02/01/19	1,898,579
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
505,000	5.500	07/01/23	530,321
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
1,000,000	4.000	04/01/21	1,118,930

			4,338,920

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – 17.8%
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (NR/NR)
$1,500,000	5.000%	08/01/19	$1,677,075
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)
5,000,000	5.000	11/01/39	5,640,150
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(c)
1,000,000	6.500	10/01/18	1,170,280
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	433,424
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,784,300
5,000,000	6.500	04/01/33	5,950,050
2,750,000	6.000	04/01/38	3,205,867
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,501,337
1,500,000	5.500	03/01/40	1,735,410
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	365,155
375,000	5.000	09/01/37	387,716
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)
1,435,000	5.750	08/15/38	1,603,010
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,336,440
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,049
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(d)
3,500,000	0.000	06/01/34	1,617,700
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	552,090
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
18,000,000	0.000	06/01/47	1,609,200
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
19,500,000	0.000	06/01/47	734,955
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
2,500,000	4.500	06/01/27	2,396,850
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)
5,000,000	5.250	08/01/39	5,770,700

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles County Metropolitan Transportation Authority RB Refunding for Union Station Project Series 2004 D (AMBAC) (A+/A1)(a)
$2,100,000	0.436%	07/01/27	$2,004,338
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000	0.000	08/01/37	775,320
4,500,000	0.000	08/01/38	1,655,460
4,500,000	0.000	08/01/39	1,573,470
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(d)
1,205,000	0.000	08/01/26	850,091
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
1,750,000	6.500	11/01/39	2,304,750
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
3,500,000	6.125	11/01/29	4,406,815
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(e)
5,000,000	0.000	08/01/35	4,064,100
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,199,377
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,768,275
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
2,150,000	0.000	08/01/31	1,101,832
4,150,000	0.000	08/01/32	2,018,768
3,500,000	0.000	08/01/33	1,617,000
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(e)
6,450,000	0.000	08/01/38	6,750,119
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
4,000,000	5.000	05/01/31	4,428,600
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,000,000	5.000	09/01/27	5,122,450
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
5,000,000	0.747	12/01/35	4,463,550
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(c)
830,000	5.000	05/01/18	921,267
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
4,170,000	5.000	05/01/33	4,529,162
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa3)(d)
5,000,000	0.000	07/01/39	1,795,950

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
$2,000,000	5.500%	05/01/28	$2,351,200
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(d)
1,605,000	0.000	01/15/26	1,064,003
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
1,000,000	5.000	01/15/29	1,101,250
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(a)
5,000,000	0.955	05/15/43	4,394,850
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	725,682
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(d)
1,175,000	0.000	08/01/25	834,849

			109,309,286

Colorado – 2.2%
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
550,000	2.000	12/01/16	555,159
625,000	4.000	12/01/19	665,844
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	5,769,350
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(a)
5,000,000	1.317	12/01/33	4,632,300
E-470 Public Highway Authority RB Series 2010 A (BBB+/Baa1)(d)
6,000,000	0.000	09/01/40	2,034,480

			13,657,133

Delaware – 1.4%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,239,150
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,100,136

			8,339,286

District of Columbia – 1.2%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A/A1)
95,000	6.250	05/15/24	95,679
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
1,000,000	6.500	05/15/33	1,220,720
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA+/Aa2)(c)
5,000,000	6.000	10/01/18	5,761,550

			7,077,949

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – 8.8%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
$895,000	5.000%	05/01/19	$936,626
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
500,000	4.250	05/01/29	496,420
500,000	4.500	05/01/35	500,015
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,650,000	5.500	06/01/17	3,929,006
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,024,020
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
840,000	5.375	05/01/36	842,352
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
215,000	2.875	05/01/21	213,955
220,000	3.000	05/01/22	217,662
225,000	3.250	05/01/23	222,464
235,000	3.375	05/01/24	232,321
245,000	3.500	05/01/25	241,854
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (BBB/NR)
340,000	5.000	05/01/21	341,187
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	128,461
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)
1,000,000	6.250	10/01/31	1,184,100
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	938,032
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,000,000	5.000	10/01/21	2,339,520
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,823,572
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	577,401
605,000	3.500	05/01/24	596,566
630,000	3.625	05/01/25	620,260
650,000	3.750	05/01/26	639,178
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,630,000	5.750	05/01/35	1,631,614

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
$275,000	5.625%	03/01/24	$275,423
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,000,000	4.250	05/01/25	985,060
1,735,000	4.875	05/01/35	1,752,801
985,000	4.875	05/01/45	987,266
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(f)
1,185,000	5.375	05/01/30	805,800
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	775,920
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A2)
1,200,000	6.000	02/01/30	1,425,144
1,500,000	6.000	02/01/31	1,780,605
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(g)
5,000,000	5.000	03/01/30	5,659,500
Miami-Dade County Florida Aviation RB Refunding RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	601,381
Miromar Lakes Community Development District Capital Impovement RB Refunding Series 2015 (NR/NR)
1,000,000	3.500	05/01/20	984,610
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,407,575
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,370,392
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(c)
710,000	7.125	11/01/16	736,881
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
875,000	4.250	11/01/25	853,265
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(c)
2,000,000	6.500	11/15/19	2,441,040
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
875,000	4.500	05/01/18	916,265
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
815,000	5.350	05/01/35	815,562
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
435,000	3.625	11/01/20	435,435
530,000	4.375	11/01/25	528,060

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
$1,000,000	4.250%	05/01/31	$987,630
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	744,053
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
500,000	4.250	05/01/30	503,205
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,680,000	5.250	05/01/37	1,751,551
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/31	2,101,152
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (A-/NR)
1,470,000	4.500	05/01/36	1,500,370

			53,802,532

Georgia – 1.7%
Atlanta Airport RB Refunding Series 2012 C (AMT) (A+/Aa3)
1,250,000	5.000	01/01/27	1,418,612
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa3)
4,075,000	5.250	07/01/36	4,607,847
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(a)
5,000,000	0.840	10/01/33	4,469,650

			10,496,109

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	954,388
750,000	5.750	12/01/34	839,640
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	367,130
250,000	5.000	10/01/44	280,235

			2,441,393

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,140,510

Illinois – 9.0%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(d)
1,775,000	0.000	12/01/26	974,298
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (BB/NR)(b)
5,000,000	4.020	03/01/17	4,919,550

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Series 2015 C (BB/NR)
$2,500,000	6.000%	12/01/35	$2,365,775
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/NR)
300,000	5.500	01/01/37	295,905
2,720,000	5.500	01/01/40	2,659,208
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/33	1,466,610
630,000	5.000	01/01/34	602,349
450,000	5.000	01/01/36	424,796
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	594,957
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	143,416
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,294,432
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A-/A3)
2,000,000	5.500	01/01/29	2,277,020
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A/A2)
490,000	5.250	01/01/34	491,700
Chicago Illinois GO Bonds Project and Refunding Series C (BBB+/Ba1)
675,000	5.000	01/01/40	627,493
Chicago Illinois Sales Tax Refunding Series 2002 (AAA/NR)
1,000,000	5.000	01/01/25	1,074,150
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,257,886
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	384,752
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (A-/NR)
400,000	5.050	08/01/29	405,172
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A2)
975,000	5.000	06/01/19	976,550
Illinois GO Bonds Series 2012 (A-/A3)
2,445,000	5.000	03/01/19	2,626,737
Illinois GO Bonds Series 2013 (A-/A3)
5,500,000	5.250	07/01/28	5,836,765
5,120,000	5.500	07/01/38	5,403,136
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (AA-/A1)(c)
1,520,000	5.250	02/01/17	1,615,654
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,627,376
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA/Aa2)
2,725,000	9.000	11/01/16	2,971,749
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB+/NR)
1,000,000	5.000	12/15/28	1,090,650

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
$1,125,000	6.000%	06/01/28	$1,307,565
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,433,262
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,000,000	0.000	12/01/25	4,122,420

			55,271,333

Indiana – 0.2%
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa1)
640,000	5.100	01/15/17	671,514
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	734,630

			1,406,144

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
1,325,000	5.250	06/01/22	1,329,995

Kentucky – 1.3%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(c)
3,750,000	6.125	02/01/18	4,219,613
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,635,780

			7,855,393

Louisiana – 1.3%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(c)
1,230,000	5.250	08/01/19	1,425,041
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,134,525
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
1,350,000	6.000	01/01/23	1,542,240
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/A3)
500,000	5.000	04/01/30	540,815

			7,642,621

Maine – 0.3%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	1,899,769

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – 1.4%
City of Annapolis GO Bonds Refunding for Public Improvements Series 2015 B (AA+/Aa2)
$1,725,000	4.000%	08/01/27	$1,980,749
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
185,000	5.600	07/01/20	185,470
555,000	5.700	07/01/29	555,893
Maryland State Department of Transportation Consolidated Transportation RB Series 2015 (AAA/Aa1)
3,000,000	5.000	02/01/22	3,598,950
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
500,000	5.625	12/01/16	511,845
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,592,670

			8,425,577

Massachusetts – 1.7%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,863,300
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,180,000	6.350	01/01/30	1,241,360
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)
2,685,000	5.750	07/01/31	2,915,239
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(c)
315,000	5.750	07/01/18	356,879

			10,376,778

Michigan – 1.0%
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
1,000,000	3.875	10/01/23	1,030,860
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	433,528
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	697,502
Michigan Finance Authority RB Refunding for Detroit Water and Sewer Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	358,582
250,000	5.000	07/01/33	274,848
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(g)
2,300,000	5.750	08/22/16	2,299,816

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
$1,000,000	5.000%	05/01/20	$1,147,890

			6,243,026

Minnesota – 0.3%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(c)
1,500,000	6.750	11/15/18	1,762,020

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
1,095,000	5.375	10/01/33	1,247,293

Nevada – 1.1%
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
4,250,000	5.000	06/15/18	4,694,762
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
555,000	4.850	12/01/15	557,442
1,245,500	5.100	12/01/22	1,258,329

			6,510,533

New Hampshire – 0.2%
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)
1,250,000	5.200	05/01/27	1,289,213

New Jersey – 4.1%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A3)
15,000	6.000	12/15/34	16,778
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A2)(c)
985,000	6.000	12/15/18	1,142,827
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(c)
360,000	5.000	09/01/19	412,632
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A3)
4,000,000	5.500	12/15/29	4,338,320
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
2,500,000	6.625	07/01/38	2,767,725
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,455,000	6.125	06/01/30	2,648,650
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
250,000	6.150	10/01/23	257,620

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(a)
$6,300,000	0.161%	01/01/30	$5,777,266
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,900,000	5.000	01/01/18	2,074,021
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A3)
5,260,000	5.500	06/15/41	5,580,913

			25,016,752

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
2,500,000	5.900	06/01/40	2,740,950
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,102,210

			3,843,160

New York – 4.6%
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	384,043
335,000	5.000	07/01/26	391,514
425,000	5.000	07/01/27	492,800
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(c)
11,000,000	5.750	05/01/18	12,413,610
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	410,938
New York City GO Bonds Series 2006 A (NR/NR)(c)
5,000	5.000	08/01/16	5,194
New York City Industrial Development Agency Special Facility RB for American Airlines, Inc. John F. Kennedy International Airport Project RMKT 08/03/15 Series 2002 B (AMT) (NR/NR)(b)
1,000,000	2.000	08/01/16	1,001,450
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	986,790
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,128,360
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	5,773,250
TSASC, Inc. RB Series 2006 1 (BB-/NR)
5,000,000	5.000	06/01/26	5,070,450

			28,058,399

North Carolina – 1.3%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,281,600

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)
$355,000	6.000%	01/01/19	$386,080
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
675,000	2.000	10/01/15	675,000
1,225,000	3.000	10/01/16	1,240,190
1,500,000	4.000	10/01/17	1,551,375
885,000	5.000	10/01/18	948,340
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/25	602,181

			7,684,766

Ohio – 1.1%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
7,940,000	5.125	06/01/24	6,795,052

Oklahoma – 0.3%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
240,000	5.000	12/01/27	244,569
140,000	5.125	12/01/36	138,830
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(b)
1,500,000	5.000	06/01/25	1,625,340

			2,008,739

Oregon – 1.3%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(c)
1,500,000	8.250	01/01/19	1,847,865
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	3,879,753
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
2,000,000	5.000	06/15/26	2,383,420

			8,111,038

Pennsylvania – 2.0%
Luzerne County Pennsylvania GO Bonds Refunding Series 2015 A (AGM) (AA/NR)
750,000	5.000	11/15/29	835,612
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)
2,000,000	7.500	09/01/26	2,229,780
Montgomery County IDA RB for Whitemarsh Continuing Care Retirement Community Project Series 2015 (NR/NR)
500,000	3.000	01/01/16	501,505
650,000	3.000	01/01/17	655,753
800,000	3.000	01/01/18	806,376

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
$2,500,000	4.000%	10/01/23	$2,682,150
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,000,000	1.500	05/01/18	995,980
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(a)
1,685,000	0.790	07/01/27	1,549,661
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)
1,720,000	5.500	12/01/29	2,053,680

			12,310,497

Puerto Rico – 5.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
3,635,000	6.125	07/01/24	2,591,064
2,000,000	6.000	07/01/38	1,392,520
2,500,000	6.000	07/01/44	1,731,275
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
1,060,000	5.750	07/01/37	727,436
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
3,000,000	6.500	07/01/37	1,987,500
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,009,780
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
4,175,000	8.000	07/01/35	3,131,250
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
1,600,000	5.250	07/01/33	1,461,008
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(a)
2,700,000	0.710	07/01/29	1,954,125
Puerto Rico Electric Power Authority RB Series 2013 A (CC/Caa3)(f)
3,000,000	6.750	07/01/36	1,935,000
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(b)
2,840,000	5.500	07/01/17	2,829,520
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(e)
13,000,000	0.000	08/01/32	5,282,290
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
5,805,000	5.000	08/01/24	2,554,258
2,750,000	6.500	08/01/44	1,175,625

			30,762,651

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – 1.0%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
$1,385,000	4.000%	05/01/25	$1,568,429
1,570,000	4.000	05/01/26	1,746,735
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa2)
2,500,000	5.000	08/01/30	2,504,975

			5,820,139

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	547,660
300,000	5.250	07/01/38	323,019

			870,679

Tennessee – 1.3%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,832,013
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,788,614
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(b)
1,000,000	4.850	06/01/25	1,007,530
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,166,087

			7,794,244

Texas – 12.5%
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/25	1,508,772
Dallas Area Rapid Transit Sales Tax RB Refunding Senior Lien Series 2014 A (AA+/Aa2)
5,000,000	5.000	12/01/26	6,044,400
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,827,528
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	2,856,250
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB-/Baa3)
700,000	5.000	08/15/19	700,994
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,673,750

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
$10,000,000	5.500%	07/01/34	$11,003,900
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A1)(a)
4,000,000	0.389	10/05/15	3,703,423
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
1,300,000	6.300	11/01/29	1,461,993
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)(a)
2,500,000	5.200	05/01/30	2,625,675
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	150,709
235,000	5.625	02/15/35	235,783
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	265,317
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(e)
1,000,000	0.000	09/01/43	905,210
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
2,500,000	6.250	01/01/24	2,898,975
1,100,000	6.250	01/01/39	1,263,801
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,170,920
1,000,000	6.000	09/01/41	1,212,430
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	7,356,840
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A/A1)
5,000,000	5.750	01/01/40	5,439,400
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF- GTD) (AAA/Aaa)(c)
2,670,000	5.500	02/01/17	2,850,492
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,446,820
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	3,036,661
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	434,235
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa1)
3,000,000	6.250	12/15/26	3,613,140

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
$3,255,000	6.875%	12/31/39	$3,807,081
Texas State Water Financial Assistance GO Refunding Bonds Series 2015 A-2 (AAA/Aaa)(b)
3,325,000	2.000	02/01/18	3,335,208

			76,829,707

U.S. Virgin Islands – 0.9%
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,508,850

Utah – 0.1%
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AA/Aa2)
290,000	5.900	07/01/36	293,866

Virginia – 1.7%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
2,500,000	2.125	04/01/20	2,475,650
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A+/Aa3)
2,750,000	5.000	07/01/30	3,141,462
Virginia Public School Authority School Financing RB Refunding Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
2,750,000	4.000	08/01/20	3,078,158
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB-/NR)
750,000	5.500	01/01/42	811,687
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,146,500

			10,653,457

Washington – 1.5%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(g)(h)
700,000	16.565	01/01/23	1,057,658
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(g)(h)
730,000	16.573	01/01/24	1,101,687
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	2,910,575
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(c)
250,000	6.000	08/15/19	295,555
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(c)
250,000	6.000	08/15/19	295,555
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
265,000	6.400	06/01/17	282,082

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
$3,000,000	6.000%	08/15/37	$3,198,150

			9,141,262

West Virginia – 0.2%
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)
1,000,000	5.500	06/01/39	1,111,550

Wisconsin – 1.0%
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,163,460
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	382,189
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	101,400
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
1,750,000	5.250	08/15/31	1,795,237
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB/NR)
200,000	4.000	05/01/16	203,576
350,000	4.000	05/01/17	364,378
375,000	4.000	05/01/18	395,351
285,000	4.000	05/01/19	301,721
410,000	5.000	05/01/20	451,410

			6,158,722

Total State-Specific Municipal Debt Obligations
(Cost $576,903,337)			$597,410,821

Shares	Distribution Rate	Value
Investment Company(i) – 0.7%
Goldman Sachs Financial Square Tax-Free Money Market Fund – FST Shares
4,544,566	0.006%	$4,544,566
(Cost $4,544,566)

TOTAL INVESTMENTS – 98.2%
(Cost $581,447,903)		$601,955,387

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		11,332,321

NET ASSETS – 100.0%		$613,287,708

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Zero coupon bond until next reset date.
(f)	Security is currently in default.
(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,118,661, which represents approximately 1.6% of net assets as of September 30, 2015.
(h)	Inverse floating rate security. Interest rate disclosed is that which is in effect on September 30, 2015.
(i)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
CAL MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
CRA	—Community Reinvestment Act
ETM	—Escrowed to Maturity
FNMA	—Federal National Mortgage Association
GARB	—General Airport Revenue Bond
GNMA	—Government National Mortgage Association
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	1.021%	$(37,070)	$36,325
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.021	(37,070)	36,326
TOTAL						$(74,140)	$72,651

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$5,800	12/16/45	3 Month LIBOR	2.750%	$(15,220)	$(236,957)
12,500	12/16/25	3 Month LIBOR	2.500	(234,605)	(268,909)
11,100	12/16/30	3 Month LIBOR	2.500	74,055	(319,353)
TOTAL				$(175,770)	$(825,219)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.7%
Alabama – 4.3%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
$1,470,000	5.375%	12/01/16	$1,490,139
4,425,000	5.500	12/01/21	4,481,109
5,775,000	5.625	12/01/26	5,845,570
16,695,000	5.750	12/01/36	16,888,829
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
5,750,000	0.000	10/01/38	4,123,555
5,000,000	0.000	10/01/42	3,557,850
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,258,225
19,850,000	7.000	10/01/51	23,650,283
66,520,000	6.500	10/01/53	76,033,690

			143,329,250

Alaska – 0.4%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (B/B3)
16,240,000	5.000	06/01/46	12,804,103

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	4,812,075
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
25,000,000	1.000	01/01/37	21,715,250
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,335,913
1,325,000	6.250	12/01/46	1,413,894
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	10,003,576
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB/Baa2)
5,000,000	6.250	01/01/38	5,454,050
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	5,733,916
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,488,480
University Medical Center Corp. RB Series 2009 (NR/WR)(c)
500,000	6.250	07/01/19	593,855
1,360,000	6.500	07/01/19	1,627,702
University Medical Center Corp. RB Series 2011 (GO OF CORP) (NR/WR)(c)
3,500,000	6.000	07/01/21	4,362,855

			60,541,566

State-Specific Municipal Debt Obligations – (continued)
California – 14.1%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa3)(d)
$1,600,000	0.000%	08/01/26	$1,138,400
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (NR/NR)
3,000,000	5.000	08/01/40	3,287,490
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(d)
1,210,000	0.000	08/01/36	457,150
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(d)
1,055,000	0.000	08/01/25	767,164
California County Tobacco Securitization Agency RB Asset-Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (B/B3)
15,885,000	5.450	06/01/28	15,712,171
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)
19,500,000	5.500	02/01/39	21,425,040
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(e)
15,355,000	5.000	11/21/45	16,169,890
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/30	2,116,840
2,125,000	5.000	09/01/37	2,197,059
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,112,080
11,850,000	5.500	11/01/38	11,930,936
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	1,938,750
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/Aa2)
5,340,000	6.625	08/01/29	6,322,186
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (B-/NR)(d)
35,000,000	0.000	06/01/46	1,890,700
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (AA-/A3)(d)
7,000,000	0.000	09/01/33	3,349,080
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	882,668
2,830,000	7.000	12/01/36	3,528,472
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,243,270
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	695,654
5,000,000	8.000	06/01/44	5,247,600

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
$600,000	5.000%	09/02/30	$650,952
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (AA-/NR)
175,000	5.000	09/01/20	175,586
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(d)
1,305,000	0.000	08/01/27	794,680
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A/A3)(d)
5,400,000	0.000	08/01/32	2,635,470
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(d)
4,180,000	0.000	04/01/29	2,339,253
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(d)
3,360,000	0.000	10/01/32	1,669,382
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(d)
12,000,000	0.000	01/15/35	5,324,400
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	15,611,269
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	203,698
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
125,785,000	0.000	06/01/47	11,245,179
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
307,000,000	0.000	06/01/47	11,570,830
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
25,855,000	5.750	06/01/47	22,979,924
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
5,000,000	5.300	06/01/37	4,323,100
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B-/NR)(d)
101,195,000	0.000	06/01/36	21,082,966
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B-/NR)(d)
211,235,000	0.000	06/01/47	9,592,181

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B-/NR)(d)
$260,660,000	0.000%	06/01/57	$2,968,917
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,135,495
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	686,991
1,000,000	7.250	08/01/31	1,037,780
9,315,000	7.375	08/01/40	9,675,584
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(d)
49,925,000	0.000	08/01/50	9,864,182
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,959,328
1,500,000	7.000	09/01/31	1,806,240
875,000	7.250	09/01/38	1,065,330
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
3,750,000	0.000	08/01/35	1,610,400
M-S-R Energy Authority Gas RB Series 2009 A (A-/NR)
8,250,000	6.500	11/01/39	10,865,250
M-S-R Energy Authority Gas RB Series 2009 B (A-/NR)
2,000,000	6.500	11/01/39	2,634,000
M-S-R Energy Authority Gas RB Series 2009 C (A-/NR)
10,000,000	6.125	11/01/29	12,590,900
13,500,000	6.500	11/01/39	17,779,500
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
7,000,000	0.000	08/01/30	5,847,660
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(d)
860,000	0.000	08/01/25	627,792
1,105,000	0.000	08/01/26	768,826
5,550,000	0.000	08/01/30	3,162,834
7,830,000	0.000	08/01/32	4,008,490
7,000,000	0.000	08/01/34	3,236,940
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,000,000	6.750	11/01/39	17,716,960
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
6,500,000	6.000	11/01/41	6,865,170
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(a)
10,750,000	0.000	08/01/38	11,250,198
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(d)
1,805,000	0.000	08/01/25	1,340,772
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	246,780

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
$22,500,000	5.500%	09/01/45	$23,299,425
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
325,000	5.500	09/01/45	336,547
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(d)
2,220,000	0.000	10/01/33	971,028
2,220,000	0.000	10/01/35	868,597
1,840,000	0.000	10/01/37	644,239
5,000,000	0.000	10/01/38	1,654,150
8,425,000	0.000	10/01/39	2,643,934
13,395,000	0.000	10/01/40	3,985,816
7,275,000	0.000	10/01/41	2,051,841
6,000,000	0.000	10/01/42	1,603,320
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/25	1,459,171
1,950,000	6.750	10/01/30	2,343,393
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,220,380
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (AA-/A2)(d)
1,420,000	0.000	08/01/25	991,558
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa3)(d)
10,000,000	0.000	07/01/30	5,741,700
3,000,000	0.000	07/01/31	1,635,990
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	597,550
2,000,000	6.750	08/01/41	2,388,000
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)
435,000	6.625	08/01/27	516,010
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)
750,000	6.250	08/01/28	841,688
555,000	6.375	08/01/29	624,275
305,000	6.500	08/01/31	343,262
1,000,000	6.625	08/01/39	1,128,390
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)
1,000,000	7.000	08/01/33	1,193,730
1,500,000	7.000	08/01/41	1,788,960

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
$3,000,000	5.000%	01/15/29	$3,303,750
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (AA-/Aa2)(d)
1,580,000	0.000	08/01/24	1,226,649
1,595,000	0.000	08/01/25	1,179,056
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,118,320
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,193,280
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,199,380
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,291,020
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,166,960
2,000,000	7.000	08/01/41	2,333,920
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,397,380
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,187,000
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	1,228,900
2,100,000	7.000	08/01/39	2,676,954
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	1,953,636
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
1,500,000	6.875	12/01/33	1,820,640
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(b)
10,000,000	0.955	05/15/43	8,789,700
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,243,720
5,000,000	7.500	09/01/42	6,270,750
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(d)
8,360,000	0.000	08/01/34	3,887,233

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(a)
$19,135,000	0.000%	08/01/42	$10,971,052

			472,676,043

Colorado – 2.2%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,518,270
3,500,000	5.000	12/01/33	3,680,145
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,279,120
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/Baa1)
3,000,000	5.625	06/01/43	3,308,190
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
12,860,000	6.000	01/15/41	14,406,544
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(b)
4,500,000	3.500	12/01/17	3,719,880
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/B1)
925,000	5.250	10/01/32	953,860
7,000,000	5.750	10/01/32	7,316,470
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(b)
11,750,000	1.317	12/01/33	10,885,905
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(d)
3,000,000	0.000	09/01/39	976,380
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	09/01/28	9,476,850
4,100,000	0.000	09/01/34	1,949,919
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(d)
1,715,000	0.000	09/01/28	912,757
E-470 Public Highway Authority RB Series 2010 A (BBB+/Baa1)(d)
20,000,000	0.000	09/01/40	6,781,600
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	495,397
720,000	5.350	12/01/31	751,658
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(e)
1,000,000	5.000	12/01/40	1,002,920
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(a)
1,725,000	0.000	12/01/40	1,039,243

			74,455,108

State-Specific Municipal Debt Obligations – (continued)
Connecticut – 0.0%
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
$500,000	5.000%	08/15/23	$585,580

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,806,000	5.450	07/01/35	5,805,826
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,323,730
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,121,012

			11,250,568

District of Columbia – 2.0%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(a)
25,000,000	0.000	10/01/41	29,761,000
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(a)
37,100,000	0.000	10/01/44	38,786,566

			68,547,566

Florida – 15.3%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,960,000	6.300	05/01/35	3,963,128
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,495,000	5.375	05/01/37	1,201,143
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
14,765,000	5.350	05/01/36	14,766,772
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	205,123
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
3,085,000	5.500	05/01/36	3,085,679
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)(a)
9,040,000	0.000	05/01/25	9,495,887
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)(a)
4,065,000	0.000	05/01/36	4,461,500

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)(a)
$1,035,000	0.000%	05/01/36	$1,135,954
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Senior Lien Series 2015 A-1 (BBB/NR)
2,000,000	4.250	05/01/29	1,985,680
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (BBB/NR)
1,000,000	5.000	05/01/35	995,020
Bellagio Community Development District Special Assessment Bonds Series 2013 (NR/NR)
855,000	6.000	11/01/27	905,701
3,000,000	6.500	11/01/43	3,597,870
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	806,527
1,000,000	6.500	11/01/43	1,051,250
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)(c)
4,750,000	7.000	04/01/19	5,722,990
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
8,295,000	5.750	05/01/35	8,246,391
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/B2)
2,000,000	7.500	11/01/20	2,024,560
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	202,972
210,000	3.750	11/01/21	209,769
215,000	3.875	11/01/22	215,677
25,000	4.000	11/01/23	25,259
1,705,000	4.500	11/01/31	1,728,188
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,750,000	4.000	10/01/34	1,792,035
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,521,012
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(f)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,795,000	5.850	05/01/35	3,805,284
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,425,000	5.850	05/01/35	2,161,985

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(d)
$5,775,000	0.000%	05/01/17	$5,160,020
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
115,000	8.375	05/01/17	116,810
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
215,000	8.375	05/01/17	220,564
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
1,060,000	3.750	05/01/29	1,042,245
1,910,000	4.125	05/01/35	1,870,979
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
38,420,000	5.500	05/01/37	38,394,259
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	31,205,790
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,270,000	6.375	11/01/26	1,397,737
3,250,000	7.000	11/01/45	3,722,322
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/35	993,820
1,500,000	5.375	11/01/46	1,494,315
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,505,264
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (BBB+/NR)
600,000	5.000	04/01/32	647,862
5,820,000	5.250	04/01/42	6,301,256
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,351,608
5,000,000	5.000	11/15/36	5,098,000
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)
11,755,000	5.125	05/01/43	11,942,492
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
7,555,000	5.600	05/01/36	4,534,964
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,200,000	5.000	05/01/34	1,192,776
2,170,000	5.125	05/01/45	2,148,712
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	525,650
500,000	5.150	05/01/34	519,665

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
$5,770,000	5.550%	05/01/37	$5,771,096
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,265,000	5.700	05/01/36	2,264,796
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,143,481
2,000,000	4.350	05/01/36	1,989,980
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,500,050
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,895,000	7.210	11/01/20	3,110,041
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
6,855,000	6.770	11/01/20	7,232,299
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,485,000	6.700	05/01/33	2,834,143
4,830,000	7.000	05/01/43	5,600,771
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
4,140,000	5.350	05/01/34	4,125,344
6,340,000	5.600	05/01/44	6,312,802
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,735,000	8.000	05/01/40	24,295,956
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
3,000,000	4.875	05/01/45	3,006,900
Lee County IDA Health Care Facilities RB for Shell Point/ Alliance Obligation Group Series 2006 (BBB-/NR)
17,960,000	5.125	11/15/36	18,502,931
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB-/NR)
2,600,000	6.500	11/15/31	3,014,830
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB-/NR)
9,000,000	5.000	11/15/29	9,319,590
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,660,000	5.400	05/01/30	4,139,385
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(f)
2,635,000	5.375	05/01/30	1,791,800
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	1,939,864
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(f)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(f)
1,380,000	6.150	11/01/14	14

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
$435,000	6.000%	05/01/36	$422,481
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
835,000	6.250	05/01/38	810,409
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
815,000	6.810	05/01/20	824,152
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)(a)
645,000	0.000	05/01/35	607,551
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)(a)
575,000	0.000	05/01/22	540,264
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(f)
1,075,000	5.250	05/01/15	11
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/39	1,588,845
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A2)(e)
11,760,000	5.000	03/01/30	13,311,144
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,645,388
3,275,000	5.000	05/01/37	3,413,139
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,340,617
2,000,000	5.000	05/01/35	1,925,020
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,722,557
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	769,567
1,250,000	5.625	11/01/45	1,289,813
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
2,000,000	5.750	05/01/38	2,010,060
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
1,105,000	5.000	05/01/19	1,106,392
New River Community Development District Special Assessment Series 2006 B (NR/NR)(f)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,893,662
1,765,000	5.000	04/01/25	1,978,371
1,005,000	5.000	04/01/26	1,117,078

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
$1,000,000	6.125%	05/01/35	$1,000,960
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,380,000	6.125	05/01/35	1,381,063
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
1,760,000	5.125	05/01/17	1,770,912
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(f)
1,200,000	5.125	05/01/09	600,000
210,000	6.125	05/01/35	105,000
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/35	526,115
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(a)
20,900,000	0.000	05/01/36	9,556,943
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
2,045,000	5.400	05/01/36	2,069,683
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(f)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(f)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(f)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,847,692
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
2,500,000	6.600	05/01/33	2,377,825
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,180,551
6,750,000	5.000	05/01/33	6,718,477
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(f)
2,170,000	7.200	05/01/22	22
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
5,110,000	5.450	05/01/36	5,110,204
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,670,000	5.500	05/01/20	1,663,270
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,686,240
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
225,000	7.500	05/01/16	226,818

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
$1,890,000	6.200%	11/01/40	$2,025,173
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,197,156
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,230,000	5.800	05/01/35	4,109,403
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
3,180,000	5.800	05/01/35	2,821,232
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(f)
3,265,000	5.850	05/01/34	1,371,300
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,375,000	4.800	05/01/35	1,364,715
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(c)
5,835,000	6.500	11/15/19	7,121,734
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(f)
455,000	5.500	11/01/10	323,050
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,301,307
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,505,175
3,500,000	5.500	11/01/44	3,558,240
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,500,000	6.500	05/01/39	2,866,075
Sumter Landing Community Development District Recreational RB Series 2005 A (NATL-RE) (AA-/A3)
2,500,000	5.125	10/01/38	2,502,775
Sumter Landing Community Development District Recreational RB Subseries 2005 B (NR/NR)
7,355,000	5.700	10/01/38	7,354,706
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,412,648
2,365,000	6.000	11/01/44	2,601,122
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
500,000	5.750	11/01/27	499,975
2,000,000	6.250	11/01/44	1,991,900
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,000,000	4.375	05/01/35	1,952,360

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
$500,000	5.500%	05/01/34	$509,075
750,000	6.125	05/01/42	780,975
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
650,000	6.000	11/01/27	714,142
2,050,000	6.500	11/01/43	2,348,808
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
925,000	6.375	11/01/27	1,000,295
2,300,000	7.125	11/01/44	2,526,113
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	5.125	11/01/35	744,863
2,000,000	5.250	11/01/46	1,987,780
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,800,000	5.000	05/01/32	3,091,284
6,475,000	5.125	05/01/43	7,184,077
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	5,731,950
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,685,000	4.000	05/01/33	1,661,916
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,365,000	4.000	05/01/34	2,316,328
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
8,095,000	6.375	05/01/38	8,766,237
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
8,170,000	6.125	05/01/39	9,396,154
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
5,090,000	7.000	05/01/41	6,209,240
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
2,035,000	5.500	05/01/42	2,316,848
Villasol Community Development District RB Series 2003 A (NR/NR)
2,260,000	6.600	05/01/34	2,261,266
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	13,652
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)(a)
775,000	0.000	05/01/39	629,424
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,152,779

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
$1,240,000	5.125%	11/01/35	$1,214,828
2,000,000	5.500	11/01/45	1,968,120
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
500,000	5.375	05/01/35	499,680
3,060,000	5.625	05/01/45	3,060,979

			512,701,936

Georgia – 2.4%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
1,500,000	5.250	07/01/40	1,714,965
5,500,000	5.250	07/01/44	6,263,895
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,001,550
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,685,000	7.500	01/01/31	8,835,444
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB/Ba3)
11,700,000	8.750	06/01/29	14,288,742
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,100,000	5.250	11/01/28	2,049,516
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,622,400
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(b)
49,820,000	0.840	10/01/33	44,535,593

			81,312,105

Guam – 1.9%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,753,925
3,355,000	6.875	12/01/40	3,685,333
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
3,000,000	5.625	12/01/29	3,368,430
2,750,000	5.750	12/01/34	3,078,680
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	8,444,494
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,343,540
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
2,760,000	5.000	10/01/39	3,117,779
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	10,967,300

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Guam – (continued)
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
$9,785,000	5.625%	07/01/40	$10,820,644
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	15,277,649

			63,857,774

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
15,285,000	5.250	09/01/37	15,455,428

Illinois – 8.7%
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)(d)
15,000,000	0.000	12/01/31	5,872,200
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)
9,535,000	5.500	12/01/26	10,194,250
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (BB/Ba3)
8,965,000	5.500	12/01/29	8,598,421
Chicago Illinois Board of Education GO Bonds Series 2011 A (BB/Ba3)
2,380,000	5.000	12/01/41	1,985,658
Chicago Illinois Board of Education GO Bonds Series 2012 A (BB/Ba3)
10,000,000	5.000	12/01/42	8,318,600
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (BB/NR)
15,805,000	5.250	12/01/35	13,956,763
12,500,000	5.250	12/01/39	10,839,500
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2005 A (AMBAC) (BB/Ba3)
2,000,000	5.500	12/01/30	1,905,020
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2005 D (BBB+/NR)
1,700,000	5.500	01/01/37	1,676,795
Chicago Illinois GO Bonds Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,188,573
3,465,000	5.000	01/01/34	3,312,921
2,500,000	5.000	01/01/36	2,359,975
Chicago Illinois GO Bonds Series 2011 A (BBB+/Ba1)
1,500,000	5.250	01/01/35	1,450,515
3,000,000	5.000	01/01/40	2,788,860
Chicago Illinois GO Bonds Series 2012 A (BBB+/Ba1)
15,000,000	5.000	01/01/33	14,412,450
850,000	5.000	01/01/34	812,693
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 F (BBB+/NR)
2,500,000	5.500	01/01/42	2,425,500
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,099,033

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Refunding Series C (BBB+/Ba1)
$3,825,000	5.000%	01/01/40	$3,555,796
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
30,000	5.400	03/01/16	30,230
1,450,000	5.625	03/01/36	1,452,596
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,918,110
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (NR/NR)(c)
1,720,000	5.750	05/15/17	1,865,581
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	875,985
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(c)
445,000	6.125	05/15/20	543,243
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
33,995,000	6.750	10/01/46	34,017,097
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,558,860
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
17,000,000	6.000	05/15/39	19,559,690
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/Caa1)
14,000,000	6.500	10/15/40	14,483,280
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(f)
15,000	4.500	06/01/14	5,250
3,225,000	5.000	06/01/24	1,128,750
8,000,000	5.375	06/01/35	2,800,000
Illinois GO Bonds Series 2012 (A-/A3)
750,000	5.000	03/01/37	758,153
Illinois GO Bonds Series 2013 (A-/A3)
5,050,000	5.500	07/01/38	5,329,265
Illinois GO Bonds Series 2014 (AGM) (AA/A3)
20,000,000	5.000	02/01/39	20,339,000
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,245,000	6.250	03/01/34	2,271,558
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(e)(g)
20,000,000	10.924	06/15/50	20,376,200
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(f)
4,567,000	6.000	03/01/36	2,740,200
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	877,036
1,010,000	4.750	10/01/32	1,042,108

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (BB+/NR)
$19,200,000	7.125%	11/01/43	$23,904,000
5,000,000	7.625	11/01/48	6,386,650
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (BB-/B1)
12,505,000	5.750	08/01/42	11,349,663
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
3,928,000	5.750	03/01/36	4,031,267

			290,397,295

Indiana – 0.8%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,362,710
1,500,000	5.000	10/01/32	1,413,135
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/WR)(c)
2,000,000	5.250	08/01/16	2,082,080
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/29	1,363,024
1,250,000	5.250	02/01/34	1,313,512
1,500,000	5.000	02/01/39	1,522,335
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (BB-/B1)
795,000	5.750	08/01/42	721,550
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,220,040
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
5,000,000	5.000	06/01/39	5,188,700
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	6,439,500
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(f)
7,520,823	6.500	11/15/31	45,125
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(e)
2,000,000	5.500	09/01/27	2,084,700

			25,756,411

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba1)
2,550,000	5.250	06/01/26	2,554,871
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,422,316

			3,977,187

State-Specific Municipal Debt Obligations – (continued)
Kentucky – 0.9%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa3)
$8,000,000	6.375%	06/01/40	$9,001,680
8,250,000	6.500	03/01/45	9,304,267
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	7,063,339
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	5,740,600

			31,109,886

Louisiana – 1.8%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB+/Baa3)
5,000,000	6.500	11/01/35	5,892,300
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A3)
19,265,000	6.000	10/01/44	22,438,523
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	13,015,080
10,000,000	5.000	01/01/45	10,789,500
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	8,371,405

			60,506,808

Maryland – 1.1%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB-/Ba2)
200,000	5.000	09/01/16	205,628
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,523,515
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,219,480
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	9,886,519
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	10,063,350
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
7,000,000	5.500	07/01/42	7,332,920
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,227,953

			35,459,365

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – 0.5%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(e)
$2,250,000	6.500%	11/15/43	$2,422,913
Massachusetts Development Finance Agency RB Simmons College Issue Series 2015 K (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,087,709
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	13,912,625

			18,423,247

Michigan – 2.5%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (CCC+/WR)
7,095,000	5.000	05/01/32	6,685,690
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
3,500,000	6.000	05/01/20	4,128,880
3,000,000	6.000	05/01/21	3,613,920
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(b)
4,675,000	0.790	07/01/32	4,126,903
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,068,760
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	2,817,932
Michigan Finance Authority RB Refunding for Detroit Water and Sewer Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,399,743
1,750,000	5.000	07/01/33	1,923,932
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(e)
7,600,000	5.750	08/22/16	7,599,392
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(d)
196,775,000	0.000	06/01/52	3,154,303
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(d)
70,100,000	0.000	06/01/52	1,048,696
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (AA-/Baa2)
4,000,000	5.375	06/01/26	4,114,280
9,835,000	5.500	06/01/35	10,089,825
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (NR/Aaa)(c)
25,000,000	8.250	09/01/18	30,273,750

			84,046,006

State-Specific Municipal Debt Obligations – (continued)
Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
$2,500,000	5.750%	06/15/32	$2,745,325
3,750,000	6.000	06/15/39	4,117,162

			6,862,487

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,871,227

Missouri – 0.0%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(f)
1,535,000	6.000	07/01/37	107,450
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(f)
7,750,000	6.000	07/01/25	542,500
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(f)
1,250,000	5.750	04/01/27	275,000
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	675,351

			1,600,301

Nevada – 0.5%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
470,000	3.000	06/01/16	473,008
730,000	3.000	06/01/17	738,359
720,000	4.000	06/01/18	741,571
790,000	4.000	06/01/19	809,418
670,000	4.000	06/01/20	686,857
865,000	4.000	06/01/21	878,987
465,000	5.000	06/01/22	495,267
415,000	5.000	06/01/23	442,677
200,000	4.250	06/01/24	203,120
295,000	5.000	06/01/24	315,629
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,960,000	4.900	03/01/17	1,948,005
2,420,000	5.000	03/01/20	2,367,099
2,440,000	5.100	03/01/21	2,379,756
1,265,000	5.100	03/01/22	1,221,712
3,440,000	5.125	03/01/25	3,167,689
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,275,000	5.000	09/01/25	1,310,394
North Las Vegas Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
55,000	5.100	12/01/22	55,566

			18,235,114

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
$1,050,000	5.250%	06/01/26	$1,073,688
4,185,000	5.250	06/01/36	4,260,581

			5,334,269

New Jersey – 3.3%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,642,400
1,000,000	5.000	06/15/28	1,037,340
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,036,480
1,000,000	5.000	06/15/37	1,039,100
1,000,000	5.125	06/15/43	1,042,760
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,073,850
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(c)
1,640,000	5.000	09/01/19	1,879,768
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (NATL-RE) (AA-/A3)
7,705,000	5.500	09/01/27	8,627,905
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
7,500,000	5.500	04/01/28	7,522,650
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/B1)
8,500,000	5.250	09/15/29	9,165,550
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,600,000
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,600,000
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
31,880,000	6.625	07/01/38	35,294,029
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
8,980,000	5.250	07/01/30	9,359,854
New Jersey Transportation Trust Fund Authority for Transportation System Bonds Series 2011 B (A-/A3)
14,250,000	5.000	06/15/42	14,354,168
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)
2,000,000	6.750	12/01/38	2,310,340

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B3)
$3,000,000	4.750%	06/01/34	$2,318,190

			109,904,384

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB/Baa2)
6,925,000	4.875	04/01/33	7,038,778
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB/Baa2)
14,000,000	5.900	06/01/40	15,349,320

			22,388,098

New York – 0.7%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,580,685
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,890,000	5.125	06/01/46	1,605,725
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,052,640
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,126,030
3,000,000	6.375	01/01/39	3,420,690
5,000,000	6.500	01/01/46	5,710,500
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa3)
1,565,000	5.750	06/15/35	1,695,677
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (BB/Ba2)
1,750,000	5.125	07/01/31	1,837,483
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,551,050

			24,580,480

North Carolina – 0.4%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,105,530
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	3,886,184
1,000,000	5.000	03/01/37	1,027,520
1,000,000	5.000	03/01/42	1,020,260
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	962,090
2,000,000	5.000	09/01/37	1,994,620

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
$430,000	5.250%	09/01/21	$430,430
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,501,305

			11,927,939

Ohio – 6.1%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,451,220
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
45,250,000	6.500	06/01/47	40,392,865
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
29,050,000	5.125	06/01/24	24,860,990
48,070,000	5.875	06/01/30	41,075,334
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
16,600,000	6.250	06/01/37	14,393,030
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
22,320,000	5.375	09/15/27	22,415,976
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
10,540,000	5.000	01/01/27	10,864,316
14,250,000	5.000	01/01/37	14,433,540
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,054,840
1,610,000	5.000	01/01/46	1,647,159
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB-/B1)
8,730,000	6.750	12/01/40	9,086,271
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,147,440
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B-/B3)
7,250,000	5.650	03/01/33	7,256,960

			204,079,941

Oklahoma – 1.6%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BB/NR)
4,725,000	5.000	12/01/27	4,814,964
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
12,500,000	5.500	06/01/35	13,284,500
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	2,848,197

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
$24,300,000	5.500%	12/01/35	$25,825,068
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(h)
3,500,000	5.000	06/01/25	3,792,460
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,245,122
865,000	6.000	05/01/31	875,743

			53,686,054

Oregon – 0.1%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,665,000	5.500	03/01/37	4,773,648

Pennsylvania – 3.8%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,611,210
1,000,000	5.000	09/01/35	1,058,550
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	18,414,000
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	523,010
1,000,000	5.000	08/01/45	1,025,970
City of Philadelphia GO Bonds Series 2011 (A+/A2)
4,000,000	6.000	08/01/36	4,689,680
Clairton Municipal Authority Sewer RB Series 2012 B (BBB/NR)
1,000,000	5.000	12/01/42	1,050,210
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,569,945
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(b)
49,750,000	0.971	05/01/37	42,162,627
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,445,374
1,500,000	5.000	04/01/33	1,514,880
Luzerne County Pennsylvania GO Bonds Refunding Series 2015 A (AGM) (AA/NR)
4,250,000	5.000	11/15/29	4,735,137
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
4,500,000	5.000	06/30/42	4,728,780
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB/Baa3)
7,400,000	6.250	01/01/32	8,157,982

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B+/NR)
$2,460,000	8.000%	05/01/29	$2,889,787
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(b)
13,095,000	0.790	07/01/27	12,043,210
10,750,000	0.840	07/01/39	8,930,885
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,159,160
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (NR/NR)(f)
3,000,000	5.250	09/01/26	450,000
3,000,000	5.250	09/01/31	450,000
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BB+/Ba2)
5,000,000	6.250	07/01/23	5,280,900

			126,891,297

Puerto Rico – 7.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
56,440,000	6.000	07/01/38	39,296,914
38,845,000	6.000	07/01/44	26,900,551
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
115,000	4.500	07/01/27	79,781
370,000	5.000	07/01/30	251,138
5,115,000	5.125	07/01/37	3,465,464
36,835,000	5.250	07/01/42	24,955,712
3,470,000	6.000	07/01/47	2,394,300
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
31,460,000	8.000	07/01/35	23,595,000
Puerto Rico Commonwealth Highway & Transportation Authority RB (CC/Ca)
215,000	5.000	07/01/28	81,700
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (CC/Ca)
23,230,000	5.250	07/01/38	18,410,007
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (CC/Ca)
1,500,000	5.500	07/01/23	1,395,615
1,000,000	5.500	07/01/27	885,990
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2009 B (CC/Caa3)
645,000	5.875	07/01/36	420,056
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 A (CC/Caa3)
1,260,000	5.750	07/01/41	819,000
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 C (CC/Caa3)
205,000	6.500	07/01/40	135,812

State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (CC/Caa3)
$4,000,000	5.250%	07/01/32	$2,595,040
4,000,000	5.250	07/01/37	2,580,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(b)
30,590,000	0.710	07/01/29	22,139,513
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (CC/Caa3)(f)
9,700,000	5.250	07/01/26	6,256,597
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (CC/Caa3)(f)
19,720,000	5.000	07/01/42	12,719,400
Puerto Rico Electric Power Authority RB Series 2008 WW (CC/Caa3)(f)
2,000,000	5.500	07/01/20	1,290,000
3,275,000	5.000	07/01/28	2,112,408
825,000	5.250	07/01/33	532,125
Puerto Rico Electric Power Authority RB Series 2010 XX (CC/Caa3)(f)
7,590,000	5.250	07/01/40	4,895,550
Puerto Rico Electric Power Authority RB Series 2013 A (CC/Caa3)(f)
5,210,000	7.000	07/01/33	3,360,450
5,205,000	6.750	07/01/36	3,357,225
5,440,000	7.000	07/01/40	3,508,800
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (CC/Ca)(d)
4,750,000	0.000	07/01/34	1,171,540
3,750,000	0.000	07/01/35	859,013
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (CC/Caa3)
1,000,000	6.125	07/01/23	626,260
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
2,000,000	6.375	08/01/39	852,500
6,800,000	6.000	08/01/42	2,873,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (CC/Ca)
2,500,000	5.375	08/01/39	1,053,125
4,455,000	5.500	08/01/42	1,876,669
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)(d)
25,000,000	0.000	08/01/39	2,192,750
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)
26,000,000	5.250	08/01/41	10,952,500
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (CC/Ca)
1,500,000	5.000	08/01/43	631,875
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(a)
23,300,000	0.000	08/01/32	9,467,489
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(d)
10,000,000	0.000	08/01/33	1,147,500

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(a)
$10,130,000	0.000%	08/01/33	$3,115,380
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (CC/Ca)
500,000	5.250	08/01/43	210,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (CC/Caa3)
500,000	5.000	08/01/40	310,625

			245,774,999

Rhode Island – 0.3%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BBB-/NR)
2,500,000	6.000	09/01/33	2,727,925
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(d)
46,215,000	0.000	06/01/52	1,872,632
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 A (BBB/NR)
5,000,000	5.000	06/01/40	5,080,100

			9,680,657

South Carolina – 0.2%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,688,000	6.875	11/01/35	3,624,198
South Carolina Jobs – Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
4,000,000	6.500	08/01/39	4,856,920

			8,481,118

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (A+/A1)
5,000,000	5.000	11/01/40	5,208,000

Tennessee – 0.8%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,345,000	5.125	04/01/23	1,361,987
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB/NR)
125,000	5.000	10/01/15	125,000
7,500,000	5.125	10/01/35	7,501,350
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,583,625
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,312,735
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,065,640

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (NR/NR)(f)(h)
$8,680,000	5.750%	04/01/25	$3,385,200
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,062,860
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,032,480

			26,430,877

Texas – 5.3%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
15,000	9.750	01/01/26	15,237
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
1,815,000	9.750	01/01/26	1,843,514
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,514,843
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (NR/NR)(f)
4,740,000	5.000	03/01/41	272,550
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (NR/NR)(f)
9,275,000	6.750	10/01/38	533,313
Dallas County Flood Control District No.1 GO Bonds Refunding Series 2002 (NR/NR)
6,000,000	7.250	04/01/32	6,011,160
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,145,000	4.750	05/01/38	1,137,122
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,250,000	4.750	11/01/42	5,194,560
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,815,000	5.500	04/01/53	12,873,388
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,548,403
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/B1)
9,000,000	6.625	07/15/38	10,423,440
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/B1)
9,250,000	5.000	07/01/29	9,751,443
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	7,823,700

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
$5,200,000	6.300%	11/01/29	$5,847,972
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
5,165,000	5.625	02/15/35	5,182,199
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/47	1,023,520
New Hope Cultural Education Facilities Finance Corporation Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,386,911
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
25,585,000	6.250	01/01/39	29,394,862
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (A-/A2)(c)
32,000,000	5.750	01/01/18	35,560,320
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (NR/NR)(f)
5,950,000	5.200	05/01/28	342,125
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,270,831
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/Baa1)(b)
7,825,000	0.926	12/15/26	7,062,297
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/Baa1)
7,485,000	6.250	12/15/26	9,014,784
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,772,075
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	6,048,250

			176,848,819

U.S. Virgin Islands – 0.2%
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/NR)
3,515,000	5.000	10/01/39	3,843,055
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Baa3)
2,000,000	6.000	10/01/39	2,216,040

			6,059,095

Utah – 0.7%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
20,325,000	7.100	08/15/23	22,412,784

State-Specific Municipal Debt Obligations – (continued)
Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (A-/Baa1)
$2,250,000	5.000%	10/01/42	$2,345,580

Virginia – 0.8%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,006,250
Alexandria City IDA for Residential Care Facilities Mortgagae RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/45	2,838,726
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,066,558
2,000,000	6.625	03/01/26	2,258,020
7,000,000	6.875	03/01/36	7,962,010
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	732,765
1,000,000	5.300	09/01/31	1,005,300
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
1,355,000	5.000	06/01/47	984,963
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	500,745
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,586,000

			25,941,337

Washington – 0.7%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(e)(g)
3,955,000	16.565	01/01/23	5,975,768
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(e)(g)
4,150,000	16.573	01/01/24	6,263,014
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,377,520
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/Baa3)(c)
3,000,000	5.000	12/01/21	3,595,620
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(c)
750,000	6.000	08/15/19	886,665
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(c)
1,750,000	6.000	08/15/19	2,068,885

			23,167,472

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa1)(b)
$4,000,000	5.375%	12/01/38	$4,434,360

Wisconsin – 1.8%
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Improvements Obligated Group Series 2012 B (AMT) (BBB/NR)
15,810,000	5.000	07/01/42	16,329,042
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/47	3,306,778
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,224,520
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (A-/Baa1)
2,000,000	5.250	08/15/31	2,051,700
23,380,000	5.250	08/15/34	23,951,875
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (A-/Baa1)
10,620,000	5.125	08/15/30	10,891,553

			59,755,468

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,193,715,642)			$3,275,869,037

Corporate Obligations – 0.2%
Materials – 0.2%
AK Steel Corp.
$5,200,000	7.625%	10/01/21	$2,769,000
6,800,000	8.375	04/01/22	3,425,500

TOTAL CORPORATE OBLIGATIONS
(Cost $6,729,208)			$6,194,500

TOTAL INVESTMENTS – 97.9%
(Cost $3,200,444,850)			$3,282,063,537

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			70,469,188

NET ASSETS – 100.0%			$3,352,532,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Zero coupon bond until next reset date.
(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $75,205,941, which represents approximately 2.2% of net assets as of September 30, 2015.
(f)	Security is currently in default.
(g)	Inverse floating rate security. Interest rate disclosed is that which is in effect on September 30, 2015.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at September 30, 2015.

Security ratings disclosed, if any, are issued by either Standard & Poor’s Ratings, Moody’s Investor Service or Fitch Ratings and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Federal Housing Administration
GO	—General Obligation
GO OF CORP	—General Obligation of Corporation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RITES	—Residual Interest Tax Exempt Securities
RMKT	—Remarketed
WR	—Withdrawn Rating
XLCA	—Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	1.021%	$(148,280)	$145,302
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.819	—	468,235
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	1.021	(333,629)	326,929
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	1.070	(556,835)	494,334
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	2.423	—	(338,868)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	1.092	(233,058)	175,168
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	2.563	(630,853)	(387,584)
TOTAL						$(1,902,655)	$883,516

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$140,500	12/16/45	3 Month LIBOR	2.750%	$(363,743)	$(5,745,029)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2015.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.9%
Alabama – 0.8%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$2,597,414
1,500,000	5.000	06/01/18	1,643,550
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	11,958,144
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,425,415
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,031,220
1,750,000	5.000	10/01/17	1,852,217
1,875,000	5.000	10/01/18	2,020,425
1,300,000	5.000	10/01/21	1,422,902
1,745,000	5.000	10/01/22	1,907,163
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
3,850,000	3.000	08/15/16	3,938,666

			33,797,116

Alaska – 0.2%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa2)
1,465,000	3.000	06/30/16	1,494,608
340,000	4.000	06/30/17	360,175
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BB/Ba1)
4,740,000	4.625	06/01/23	4,758,060

			6,612,843

Arizona – 4.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(a)
30,300,000	1.000	01/01/37	26,318,883
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(b)
5,000,000	1.870	02/05/20	5,140,800
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	9,278,240
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,741,209
Arizona Transportation Board Highway RB Series 2008 A (AAA/Aa1)(c)
7,000,000	5.000	07/01/18	7,798,840
Arizona Transportation Board Refunding for Grant Anticipation Notes Series 2012 (AA/Aa2)
7,235,000	4.000	07/01/16	7,433,529
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
2,880,000	2.000	07/01/16	2,911,392
365,000	4.000	07/01/18	391,324
1,600,000	4.000	07/01/19	1,741,232
3,000,000	4.000	07/01/20	3,291,300
3,400,000	4.000	07/01/21	3,761,046
1,665,000	5.000	07/01/22	1,952,029

State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
$1,000,000	4.000%	07/01/16	$1,026,450
1,500,000	5.000	07/01/17	1,611,000
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
4,635,000	4.000	07/01/18	5,016,229
10,830,000	5.000	07/01/19	12,334,395
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,477,540
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
2,860,000	4.000	07/01/18	3,093,633
12,115,000	3.000	07/01/19	12,914,469
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(b)
6,500,000	1.750	05/30/18	6,572,605
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,270,510
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,166,810
10,010,000	3.000	07/01/19	10,716,105
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)(c)
3,800,000	5.000	07/01/16	3,933,152
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,473,089
1,000,000	4.000	07/01/18	1,083,100
1,000,000	3.000	07/01/19	1,067,500
Pima County GO Bonds Series 2013 A (AA-/NR)
2,280,000	1.750	07/01/16	2,304,214
1,405,000	1.750	07/01/17	1,432,664
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)
5,000,000	2.125	06/01/18	5,010,850

			174,264,139

Arkansas – 0.6%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
1,720,000	2.000	01/01/16	1,727,637
2,065,000	2.000	01/01/17	2,105,020
1,885,000	3.000	01/01/18	1,941,512
Arkansas Federal Highway Grant Anticipation GO Bonds RB Series 2014 (AA/Aa1)
5,000,000	5.000	04/01/18	5,525,600
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A3)
3,000,000	1.550	10/01/17	3,011,160

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
$1,240,000	3.000%	04/01/20	$1,322,125
1,075,000	3.000	10/01/20	1,147,950
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,521,533
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
845,000	2.000	11/01/16	859,542
1,915,000	2.000	11/01/17	1,947,842
1,465,000	2.000	11/01/18	1,495,780
720,000	2.000	11/01/19	731,023

			23,336,724

California – 9.2%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/Aa3)
3,000,000	5.000	08/01/16	3,116,460
Alameda Corridor Transportation Authority RB Refunding for Capital Appreciation Subordinate Lien Series A (AMBAC) (BBB+/Baa2)(d)
10,165,000	0.000	10/01/19	9,209,591
12,555,000	0.000	10/01/20	10,907,282
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,320,000	5.000	05/01/16	1,355,600
1,250,000	5.000	05/01/17	1,336,550
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	54,434
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(b)
10,000,000	0.920	05/01/23	9,785,400
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(b)
7,000,000	0.920	05/01/23	6,849,780
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(b)
15,000,000	1.270	04/01/27	14,806,050
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(b)
26,050,000	1.450	08/01/17	26,317,012
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(b)
2,000,000	1.500	04/02/18	2,020,820
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,735,000	0.000	08/01/17	1,692,059
1,510,000	0.000	08/01/18	1,437,943
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
650,000	3.000	09/01/16	657,728
735,000	3.000	09/01/17	748,664
1,000,000	3.250	09/01/18	1,029,380

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/A3)
$25,000	4.300%	09/01/16	$25,581
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 1996 G (AMBAC) (A/A3)(a)
6,900,000	0.172	07/01/23	6,489,499
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(b)
8,000,000	1.820	07/01/17	8,079,280
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(b)
5,000,000	1.450	03/15/17	5,057,400
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(b)
5,000,000	2.120	11/01/16	5,000,150
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,768,595
3,480,000	5.000	11/01/17	3,720,920
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	153,075
100,000	4.000	06/01/22	105,680
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,910,374
California State Department of Water Resources Power Supply RB Series 2010 M (AA/Aa2)
15,585,000	4.000	05/01/16	15,927,091
California State Various Purpose GO Bonds Refunding Series 2012 (AA-/Aa3)
1,150,000	2.000	09/01/16	1,168,503
2,055,000	5.000	09/01/19	2,363,949
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
400,000	3.000	09/02/17	407,600
Carson Redevelopment Agency Project Area No. 1 Tax Allocation Refunding Series 2001 (NATL-RE) (AA-/A3)
275,000	5.500	10/01/15	275,000
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
500,000	3.000	09/01/16	509,720
275,000	4.000	09/01/18	294,880
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)(e)
220,000	2.000	10/01/16	222,420
295,000	3.000	10/01/17	304,520
1,275,000	4.000	10/01/19	1,370,778
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A-/NR)
680,000	5.500	10/01/17	680,585
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aaa)
4,900,000	5.000	06/01/17	5,218,451

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (B/B3)
$15,225,000	4.500%	06/01/27	$14,596,816
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (A+/A1)
4,225,000	3.000	06/01/17	4,382,508
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,275,677
1,250,000	4.000	09/02/18	1,332,325
1,895,000	4.000	09/02/19	2,037,523
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB-/NR)
625,000	2.000	09/02/17	633,337
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
300,000	2.000	09/02/16	303,087
400,000	3.000	09/02/17	413,388
500,000	4.000	09/02/18	534,255
1,000,000	4.000	09/02/19	1,078,730
725,000	4.000	09/02/20	785,740
775,000	5.000	09/02/21	883,531
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,418,484
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
355,000	3.000	09/01/17	364,085
1,495,000	4.000	09/01/18	1,565,145
1,000,000	4.000	09/01/19	1,051,660
840,000	5.000	09/01/21	935,567
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	22,602,200
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(c)(d)
1,750,000	0.000	09/01/16	1,744,943
Los Angeles California Department of Water and Power System RB Series 2012 C (AA-/Aa3)
1,300,000	3.000	01/01/16	1,300,000
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	578,567
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa2)
10,000,000	5.000	07/01/17	10,772,600
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,670,985
Los Angeles Unified School District Series 2004 F (FGIC) (AA-/Aa2)
455,000	5.000	07/01/17	471,221

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Angeles Unified School District Series 2004 F (FGIC) (NR/Aa2)(c)
$1,350,000	5.000%	07/01/16	$1,397,615
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
410,000	3.000	09/01/16	419,512
275,000	4.000	09/01/17	291,607
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,000,000	3.000	09/01/16	1,023,200
1,895,000	4.000	09/01/17	2,009,439
3,080,000	4.000	09/01/19	3,358,740
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,074,000
Monterey Peninsula Unified School District GO BANS Series 2012 (NR/MIG1)
4,250,000	2.500	11/01/15	4,257,183
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
300,000	4.000	08/01/16	308,805
225,000	4.000	08/01/17	238,293
350,000	5.000	08/01/18	386,586
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,125,344
1,000,000	5.000	09/01/19	1,103,430
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
890,000	3.000	09/01/16	910,648
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/18	435,121
730,000	4.000	09/01/20	820,410
650,000	4.000	09/01/21	738,745
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	124,951
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	712,355
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2007 A (NATL-RE) (AA-/A3)
100,000	5.000	04/01/16	101,236
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	106,285
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
385,000	3.000	09/02/18	392,862
Port of Oakland RB Refunding Intermediate Lien Series 2007 B (NATL-RE) (AA-/A3)
400,000	5.000	11/01/15	401,604

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
$150,000	5.500%	09/01/17	$162,381
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,924,488
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
1,065,000	4.000	03/01/17	1,118,069
1,000,000	4.000	03/01/18	1,072,610
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A3)
500,000	4.000	03/01/16	507,325
530,000	4.000	03/01/17	554,645
250,000	5.000	03/01/18	273,208
730,000	5.000	03/01/19	817,607
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(a)
43,220,000	0.747	12/01/35	38,582,926
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,470,000	3.000	09/01/16	1,506,544
1,515,000	3.000	09/01/17	1,583,190
1,310,000	3.000	09/01/18	1,375,592
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
800,000	5.000	08/01/18	890,712
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	171,351
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/A2)
1,450,000	5.250	09/01/21	1,507,420
665,000	5.250	09/01/23	691,148
San Diego Redevelopment Agency Tax Allocation for Centre City Series 2004 A (XLCA) (A/A2)
150,000	5.250	09/01/16	150,359
300,000	5.000	09/01/17	300,687
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,765,647
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	3,056,928
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A2)
250,000	5.250	08/01/17	250,235
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	160,115

State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
$11,105,000	2.000%	08/01/17	$11,396,506
2,000,000	3.000	08/01/19	2,141,060
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
620,000	2.000	09/01/16	628,506
1,260,000	2.250	09/01/17	1,293,264
1,000,000	4.000	09/01/19	1,092,090
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(d)
2,000,000	0.000	07/01/18	1,945,040
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,470
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	422,700
1,090,000	5.000	07/01/19	1,229,880
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
825,000	3.000	09/01/16	833,027
600,000	3.000	09/01/17	611,496
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,185,000	4.750	06/01/23	1,184,929
Transmission Agency of Northern California RB Refunding for California-Oregon Transmission Project Series B (NATL-RE) (AA-/Aa3)
20,525,000	0.437	05/01/24	19,834,114
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(d)
2,000,000	0.000	08/01/16	1,987,080
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(a)
3,500,000	0.825	05/15/30	3,269,665
15,000,000	0.955	05/15/43	13,184,550
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(d)
1,775,000	0.000	08/01/20	1,623,397
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	272,709
525,000	4.000	09/01/17	553,014

			373,376,833

Colorado – 0.6%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (BBB+/Baa1)
1,000,000	5.000	09/01/20	1,123,070
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
400,000	1.000	12/01/15	400,164
500,000	4.000	12/01/18	529,950
1,000,000	5.000	12/01/20	1,116,090

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver Colorado City & County School District No. 1 Tax Exempt GO Bonds Series 2012 B (ST AID WITHHLDG) (AA-/Aa2)
$4,030,000	4.000%	12/01/16	$4,199,945
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(a)
13,250,000	1.317	12/01/33	12,275,595
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
1,750,000	3.000	12/15/16	1,804,163
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000	2.000	12/15/17	1,025,170
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(e)
1,935,000	4.000	12/01/15	1,942,082
1,000,000	4.000	12/01/16	1,022,600

			25,438,829

Connecticut – 1.2%
Connecticut State GO Bonds Refunding Series 2006 E (AA/Aa3)
5,250,000	5.000	12/15/17	5,537,438
Connecticut State GO Bonds Series 2013 A (AA/Aa3)(a)
3,000,000	0.360	03/01/17	2,994,930
2,000,000	0.440	03/01/18	1,984,580
Connecticut State GO Bonds Series 2013 C (AA/Aa3)
7,555,000	5.000	07/15/19	8,597,061
Connecticut State GO Bonds Series 2015 C (AA/Aa3)(a)
10,000,000	0.820	06/15/20	9,851,300
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
1,830,000	4.000	07/01/16	1,871,523
1,000,000	2.000	07/01/17	1,006,310
1,260,000	4.000	07/01/18	1,332,336
New Haven GO Bonds Refunding Series 2012 A (A-/A3)
4,090,000	5.000	11/01/16	4,279,326
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
1,685,000	5.000	08/15/18	1,857,510
2,000,000	5.000	08/15/19	2,245,600
University of Connecticut GO Bonds Refunding Series 2011 A (GO OF UNIV) (AA/Aa3)
4,730,000	4.000	02/15/16	4,795,700
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
2,000,000	4.000	08/01/17	2,093,580
2,100,000	4.000	08/01/18	2,230,116

			50,677,310

Delaware – 0.3%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
1,900,000	5.000	07/01/19	2,163,169
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
1,000,000	5.000	10/01/20	1,178,170

State-Specific Municipal Debt Obligations – (continued)
Delaware – (continued)
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
$865,000	3.000%	09/15/17	$905,759
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
1,435,000	4.000	09/15/17	1,530,327
University of Delaware RB Series 2013 A (AA+/Aa1)
3,025,000	3.000	11/01/16	3,112,029
4,265,000	3.000	11/01/17	4,463,749

			13,353,203

Florida – 4.3%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
350,000	3.000	11/15/15	350,255
300,000	3.000	11/15/16	301,071
970,000	4.000	11/15/18	1,005,599
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
555,000	1.000	05/01/16	555,000
560,000	1.500	05/01/17	560,174
570,000	2.000	05/01/18	569,994
580,000	2.300	05/01/19	579,994
600,000	2.600	05/01/20	600,510
615,000	3.000	05/01/21	616,562
500,000	3.125	05/01/22	499,255
500,000	3.250	05/01/23	496,670
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
175,000	2.250	11/01/15	175,019
180,000	2.500	11/01/16	180,112
185,000	2.750	11/01/17	186,038
190,000	3.000	11/01/18	191,499
195,000	3.250	11/01/19	198,352
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (ETM) (NATL-RE) (AA-/A1)(c)
6,235,000	5.000	03/01/17	6,630,174
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2011 A-1 (A+/A1)
27,000,000	5.000	06/01/16	27,810,270
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
615,000	5.000	05/01/17	641,654
1,375,000	5.000	05/01/18	1,462,931
1,890,000	5.000	05/01/19	2,043,752
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
195,000	1.000	05/01/16	194,834
195,000	1.500	05/01/17	194,727
200,000	2.250	05/01/18	199,452
205,000	2.500	05/01/19	203,957
210,000	2.750	05/01/20	208,746

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
$250,000	1.875%	05/01/16	$248,932
500,000	2.125	05/01/17	495,750
250,000	2.400	05/01/18	245,762
250,000	2.700	05/01/19	246,473
250,000	3.000	05/01/20	243,828
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
355,000	1.800	05/01/16	354,255
360,000	2.100	05/01/17	358,891
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (BBB/Baa1)
825,000	3.000	04/01/17	850,938
500,000	5.000	04/01/18	542,085
500,000	5.000	04/01/19	551,550
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/20	3,405,490
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(b)
1,500,000	0.184	10/01/21	1,422,518
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(a)
5,400,000	0.161	10/07/15	5,121,074
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(a)
375,000	0.138	10/01/15	355,633
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
490,000	2.250	05/01/16	492,783
500,000	2.250	05/01/17	504,710
415,000	2.000	05/01/18	413,344
425,000	2.250	05/01/19	420,954
535,000	2.500	05/01/20	528,152
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa2)
1,000,000	5.000	11/15/15	1,005,890
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,267,084
6,315,000	5.000	11/15/17	6,809,528
6,250,000	5.000	11/15/18	6,910,375
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,223,436
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (BBB+/NR)
265,000	3.400	05/01/16	265,429
275,000	3.600	05/01/17	276,458
285,000	3.800	05/01/18	287,710

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
$1,750,000	4.000%	11/15/17	$1,855,227
2,220,000	4.000	11/15/18	2,385,945
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A/A2)(e)
2,150,000	3.000	03/01/16	2,173,327
2,210,000	4.000	03/01/17	2,314,356
2,300,000	4.000	03/01/18	2,460,172
2,390,000	5.000	03/01/19	2,673,430
2,510,000	5.000	03/01/20	2,860,120
2,635,000	5.000	03/01/21	3,048,300
2,770,000	5.000	03/01/22	3,225,582
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A2)
830,000	5.000	02/01/17	878,132
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,006,420
Miami-Dade County School Board COPS Series 2007 B (NATL-RE FGIC) (AA-/A1)(c)
2,500,000	5.000	05/01/17	2,666,975
Miami-Dade County School Board COPS Series 2011 B (A/A1)(b)
3,000,000	5.000	05/01/16	3,078,270
Miami-Dade County School Board COPS Series 2012 A (A/A1)(b)
7,595,000	5.000	08/01/16	7,891,129
Miami-Dade County Special Obligation RB Refunding Series 2012 A (A+/A2)
500,000	4.000	10/01/15	500,000
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,130,000	4.000	04/01/16	1,142,046
1,180,000	5.000	04/01/17	1,234,516
1,245,000	5.000	04/01/18	1,331,166
1,305,000	5.000	04/01/19	1,420,192
1,375,000	5.000	04/01/20	1,521,328
Osceola County School Board COPS Series 2013 A (A/Aa3)
1,000,000	4.000	06/01/16	1,024,550
500,000	4.000	06/01/17	528,130
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
400,000	4.000	11/01/15	400,876
370,000	4.000	11/01/16	382,654
720,000	4.000	11/01/17	759,312
630,000	4.000	11/01/18	673,974
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(b)
3,650,000	5.000	08/01/16	3,781,509
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
135,000	2.000	05/01/16	134,907
130,000	2.125	05/01/17	129,849
135,000	2.250	05/01/18	134,363
140,000	2.875	05/01/19	137,313

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/Aa3)
$1,000,000	3.000%	12/01/15	$1,004,380
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
215,000	2.000	05/01/16	214,645
220,000	2.250	05/01/17	219,560
225,000	2.625	05/01/18	224,636
230,000	3.000	05/01/19	231,394
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
3,090,000	4.000	05/01/20	3,091,421
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	1.875	05/01/16	89,839
90,000	2.125	05/01/17	89,785
95,000	2.500	05/01/18	94,764
90,000	2.750	05/01/19	90,030
100,000	3.000	05/01/20	99,702
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)
12,375,000	5.000	10/01/17	12,909,848
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
305,000	3.500	05/01/16	305,631
320,000	3.750	05/01/17	323,066
330,000	4.000	05/01/18	336,382
345,000	4.125	05/01/19	354,512
375,000	4.375	05/01/21	386,107
390,000	4.500	05/01/22	403,900
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
105,000	2.125	05/01/16	104,776
110,000	2.250	05/01/17	109,594
110,000	2.500	05/01/18	109,510
115,000	2.875	05/01/19	115,523
Tampa Tax Allocation RB Refunding Cigarette – H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
560,000	3.000	09/01/16	573,043
425,000	4.000	09/01/17	451,082
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
105,000	2.500	05/01/16	105,227
105,000	2.750	05/01/17	105,256
110,000	3.000	05/01/18	110,460
110,000	3.250	05/01/19	111,221
115,000	3.500	05/01/20	115,967
115,000	3.750	05/01/21	114,940
125,000	3.875	05/01/22	125,249
125,000	4.000	05/01/23	125,729
135,000	4.125	05/01/24	136,431
140,000	4.150	05/01/25	141,119
145,000	4.250	05/01/26	146,989
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	413,726
125,000	2.600	05/01/20	124,571

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
$220,000	2.000%	05/01/16	$222,112
225,000	2.125	05/01/17	230,112
230,000	2.500	05/01/18	234,027
235,000	2.875	05/01/19	241,890
240,000	3.000	05/01/20	247,882
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
1,265,000	4.500	05/01/23	1,370,324
Village Community Development District No. 5 Special Assessment Refunding Phase I Series 2013 (A/NR)
540,000	3.000	05/01/16	542,684
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,215,000	3.000	05/01/17	1,247,805
1,500,000	3.000	05/01/19	1,546,215
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
355,000	2.500	05/01/16	357,623
365,000	2.500	05/01/17	370,420
375,000	2.500	05/01/18	379,958
385,000	2.000	05/01/19	380,665
390,000	2.375	05/01/20	386,237
400,000	2.625	05/01/21	394,980
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.000	05/01/16	89,821
90,000	2.125	05/01/17	89,744
95,000	2.250	05/01/18	94,693
95,000	2.875	05/01/19	95,015

			172,591,925

Georgia – 2.4%
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/Aa2)
1,530,000	4.000	07/01/16	1,570,591
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (AA-/Aa3)
1,045,000	4.000	04/01/16	1,063,350
790,000	4.000	04/01/17	828,671
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
1,650,000	4.000	01/01/17	1,719,762
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
1,500,000	5.000	10/01/16	1,569,405
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,242,313
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,985,000	4.000	04/01/17	3,142,071

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
$1,010,000	4.000%	06/01/18	$1,082,861
Gainesville Georgia School District GO Bonds Series 2011 (ST AID WITHHLDG) (AA+/NR)
2,500,000	4.000	12/01/15	2,515,400
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
9,325,000	4.000	09/01/16	9,642,796
11,495,000	4.000	09/01/17	12,234,358
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	17,001,607
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/WR)
3,030,000	5.000	03/01/17	3,223,829
4,215,000	5.000	03/01/18	4,628,492
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa2)(b)
7,700,000	0.320	07/01/17	7,700,000
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(a)
14,000,000	0.790	10/01/24	13,509,580
Public Gas Partners, Inc. RB Series 2009 A (A+/A3)
6,130,000	5.000	10/01/15	6,130,000
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,615,425
2,000,000	3.000	10/01/17	2,085,440
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,787,670

			97,293,621

Guam – 0.0%
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	284,766
1,525,000	5.000	11/15/21	1,742,938

			2,027,704

Hawaii – 0.3%
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	11,352,376
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
2,400,000	2.000	07/01/17	2,460,552

			13,812,928

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,044,540
2,095,000	4.000	08/01/18	2,275,568

State-Specific Municipal Debt Obligations – (continued)
Idaho – (continued)
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
$1,960,000	2.000%	09/15/16	$1,992,144

			5,312,252

Illinois – 8.7%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(d)
8,990,000	0.000	12/01/16	8,669,147
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
2,500,000	0.000	12/01/15	2,488,425
11,185,000	0.000	12/01/16	10,785,807
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(d)
1,070,000	0.000	12/01/17	991,419
6,595,000	0.000	12/01/19	5,569,214
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (BB/NR)(b)
30,000,000	4.020	03/01/17	29,517,300
Chicago Illinois Capital Appreciation GO Bonds Refunding and Project Series C (BBB+/Ba1)(d)
4,645,000	0.000	01/01/23	3,062,077
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/NR)
2,000,000	5.000	01/01/23	1,996,240
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/22	2,082,553
Chicago Illinois GO Bonds Refunding Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	14,397,216
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A-/A3)
400,000	5.000	01/01/19	447,052
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
2,500,000	5.000	12/01/16	2,567,500
5,950,000	4.000	12/01/17	6,012,237
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AAA/NR)
1,250,000	5.000	01/01/21	1,368,400
Chicago Illinois Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,413,878
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A-/Baa2)
550,000	4.000	11/01/16	562,017
Cook County Illinois GO Refunding Bonds Series 2012 C (AA/A2)
1,500,000	5.000	11/15/19	1,626,660
1,000,000	4.000	11/15/20	1,045,100
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,293,953
1,295,000	4.000	12/01/17	1,376,766
1,365,000	4.000	12/01/18	1,478,118

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
$1,650,000	3.000%	12/01/17	$1,719,102
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa2)(b)
6,000,000	1.550	02/13/20	5,977,380
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,095,569
Illinois GO Bonds Series 2014 (A-/A3)
3,730,000	5.000	02/01/19	4,003,185
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,511,500
Illinois State GO Bonds First Series 2001 (NATL-RE) (AA-/A3)
3,000,000	5.500	08/01/17	3,211,470
Illinois State GO Bonds Refunding Series 2007 B (A-/A3)
1,000,000	5.000	01/01/16	1,009,960
Illinois State GO Bonds Refunding Series 2009 A (A-/A3)
16,000,000	4.000	09/01/20	16,636,320
Illinois State GO Bonds Refunding Series 2010 (A-/A3)
7,455,000	5.000	01/01/17	7,783,318
12,775,000	5.000	01/01/18	13,534,602
16,490,000	5.000	01/01/20	17,827,009
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA/A2)
3,550,000	5.000	01/01/16	3,585,820
Illinois State GO Bonds Refunding Series 2012 (A-/A3)
6,250,000	5.000	08/01/16	6,456,750
7,295,000	5.000	08/01/19	7,872,618
10,925,000	5.000	08/01/20	11,842,591
Illinois State GO Bonds Series 2003 A (A-/A3)
7,525,000	5.000	10/01/16	7,550,284
Illinois State GO Bonds Series 2012 (A-/A3)
14,360,000	4.000	01/01/19	14,907,547
Illinois State GO Bonds Series 2012 A (A-/A3)
10,085,000	3.000	01/01/18	10,246,864
Illinois State GO Bonds Series 2013 (A-/A3)
9,070,000	5.000	07/01/17	9,606,218
Illinois State GO Bonds Series 2013 A (A-/A3)
2,250,000	5.000	04/01/17	2,366,550
Illinois State GO Bonds Series 2014 (A-/A3)
4,490,000	5.000	04/01/17	4,722,582
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 A (AA/NR)
6,500,000	5.000	06/15/16	6,715,020
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	7,900,425
11,980,000	5.000	06/15/18	12,622,607
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,314,034
2,690,000	3.000	02/01/18	2,787,351
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	855,305
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
11,350,000	4.125	06/01/16	11,572,801
4,000,000	5.000	06/01/16	4,101,280
10,000,000	5.000	06/01/17	10,609,000

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Regional Transportation Authority Illinois Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
$13,420,000	5.000%	06/01/16	$13,828,236
13,545,000	5.000	06/01/17	14,480,960
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)
7,500,000	5.000	03/01/19	7,948,050

			352,953,387

Indiana – 0.8%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A/A2)(b)
15,000,000	1.850	10/01/19	15,000,000
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/A3)(c)
1,085,000	5.500	08/01/17	1,182,444
4,535,000	5.625	08/01/18	5,147,089
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	553,883
855,000	5.000	05/01/20	975,769
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(b)
4,590,000	1.600	02/01/17	4,645,493
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A/NR)
800,000	5.000	03/01/18	867,088
500,000	5.000	03/01/19	553,490
650,000	5.000	03/01/20	728,910
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA/A2)
3,905,000	5.000	10/01/15	3,905,000

			33,559,166

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
440,000	4.000	08/15/16	451,863
1,400,000	4.000	08/15/17	1,472,982
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,117,560
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,040,000	1.500	07/01/16	1,048,975
1,055,000	1.500	07/01/17	1,070,846

			5,162,226

Kansas – 1.0%
Johnson County Unified School DistrictNo. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)(f)
8,125,000	5.000	10/01/19	9,348,056
Johnson County Unified School DistrictNo. 512 GO Bonds for Kansas Shawnee Mission Series 2012 A (NR/Aaa)
6,085,000	4.000	10/01/18	6,636,301

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kansas – (continued)
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(b)
$3,000,000	2.000%	03/01/17	$3,017,100
Wichita GO Refunding Bonds Series 811 (AA+/Aa1)
5,405,000	5.000	06/01/18	5,998,739
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,550,000	4.000	09/01/17	2,713,506
2,640,000	3.000	09/01/18	2,799,403
2,585,000	4.000	09/01/19	2,868,704
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,075,000	3.000	10/01/17	1,125,278
1,130,000	3.000	10/01/19	1,211,733
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,401,402
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,400,000	5.000	12/01/16	1,470,658

			39,590,880

Kentucky – 1.5%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	16,018,050
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A/Aa3)
1,350,000	5.000	08/01/16	1,400,341
5,040,000	4.000	08/01/17	5,335,848
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/Aa3)
4,480,000	5.000	11/01/18	4,984,762
Louisville Regional Airport Authority Airport System RB Refunding Series 2014 A (AMT) (A+/NR)
250,000	3.000	07/01/16	254,303
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A/A1)(b)
10,000,000	1.150	06/01/17	10,022,900
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A/A1)(b)
10,500,000	1.650	04/03/17	10,607,205
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(b)
6,000,000	1.050	03/01/18	5,995,680
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	4,177,637
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,859,473

			60,656,199

Louisiana – 1.2%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,399,390

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A1)
$350,000	2.000%	07/15/16	$354,316
1,830,000	3.000	07/15/16	1,866,765
375,000	2.000	07/15/17	382,189
1,740,000	4.000	07/15/17	1,834,586
680,000	2.000	07/15/18	696,884
1,040,000	4.000	07/15/18	1,122,576
1,000,000	5.000	07/15/19	1,134,760
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,570,000	3.000	02/01/16	1,584,303
1,015,000	3.000	02/01/17	1,048,942
1,565,000	3.000	02/01/18	1,635,190
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (ETM) (AMBAC) (A/A1)(c)
2,955,000	5.000	06/01/16	3,046,871
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A1)
1,250,000	3.000	12/01/16	1,285,512
Louisiana Local Government Environmental Facilities & Community Development Authority RB for LCTCS Facilities Corp. Project Series 2011 (AA-/A1)(d)
1,500,000	0.000	10/01/15	1,500,000
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AMBAC) (AA/Aa3)(c)
8,250,000	5.000	06/01/17	8,862,728
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(b)
3,000,000	1.375	10/01/16	3,006,630
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	522,115
2,825,000	5.000	10/01/17	3,026,677
New Orleans GO Bonds Refunding Series 2012 (A-/A3)
1,805,000	4.000	12/01/15	1,814,963
4,145,000	4.000	12/01/16	4,297,702
4,030,000	4.000	12/01/17	4,278,248
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
610,000	4.000	12/01/16	634,278
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A+/A2)
420,000	4.000	04/01/16	427,274

			47,762,899

Maine – 0.1%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (A-/NR)(b)
3,125,000	3.800	11/01/15	3,134,281
Maine State Housing Authority Mortgage Purchase Bonds Series 2011 E (AA+/Aa1)
2,455,000	1.700	11/15/15	2,457,210

			5,591,491

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – 2.0%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
$2,500,000	4.000%	02/01/16	$2,531,400
9,000,000	5.000	02/01/17	9,542,880
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,261,833
3,055,000	4.000	11/01/18	3,349,135
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,115,000	4.000	11/01/16	1,158,151
5,405,000	4.000	11/01/17	5,775,891
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/Aa3)(a)
7,025,000	0.195	10/07/15	5,734,846
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (NATL-RE FGIC) (AA/NR)(a)
11,350,000	0.150	10/06/15	9,614,834
Harford County Maryland GO Bonds for Consolidated Public Improvement Series 2009 (AAA/Aaa)
1,170,000	2.250	07/01/16	1,187,608
Maryland State Department of Transportation Consolidated RB Series 2015 (AAA/Aa1)
8,220,000	5.000	02/01/18	9,026,711
15,995,000	5.000	02/01/19	18,085,866
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
3,445,000	4.000	08/15/16	3,549,384
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2012 B (AAA/Aaa)
5,350,000	5.000	11/01/16	5,618,945
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(b)
2,010,000	1.250	06/01/18	2,019,447

			79,456,931

Massachusetts – 2.7%
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A/A1)(b)
7,000,000	0.600	03/30/17	6,986,700
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA/Aa3)(b)
19,700,000	0.570	01/30/18	19,634,202
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA/Aa3)
300,000	5.000	07/01/16	310,419
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A/A1)
10,000,000	1.500	08/01/19	10,126,700
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(a)
15,000,000	0.771	05/01/37	13,755,900
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(a)
26,250,000	0.771	05/01/37	24,600,975

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(a)
$7,000,000	0.450%	01/01/18	$6,997,760
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(a)
6,000,000	0.380	02/01/17	6,004,380
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(a)
8,000,000	0.751	11/01/25	7,797,760
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(b)
2,750,000	1.700	11/01/16	2,770,185
Massachusetts State Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2008 O (AAA/Aaa)(c)
8,750,000	5.000	07/01/18	9,761,237

			108,746,218

Michigan – 4.3%
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,421,337
Detroit Michigan Water Supply System RB Senior Lien Series 2005 C (NATL-RE FGIC) (AA-/A3)
3,000,000	5.000	07/01/16	3,008,670
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (BBB+/Baa3)
500,000	5.000	07/01/16	514,565
1,295,000	5.000	07/01/17	1,372,247
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
1,250,000	5.000	05/01/20	1,439,625
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	265,680
365,000	5.000	05/01/18	400,708
900,000	5.000	05/01/19	1,013,841
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,528,206
3,500,000	5.000	08/01/21	4,065,915
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/20	509,435
500,000	3.600	10/01/21	511,370
500,000	3.800	10/01/22	513,285
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,876,684

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Sewage
Disposal System RB Refunding Local Project Bonds Senior
Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

$5,570,000	5.000%	07/01/17	$5,912,165
1,500,000	5.000	07/01/18	1,630,200
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,586,040
10,000,000	5.000	07/01/21	11,455,100
9,225,000	5.000	07/01/22	10,622,126
5,000,000	5.000	07/01/23	5,779,200

Michigan Finance Authority Local Government Loan Program
RB for Detroit Water and Sewerage Department Water Supply
System RB Refunding Local Project Bonds Senior Lien
Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

7,410,000	5.000	07/01/18	8,069,786
5,000,000	5.000	07/01/19	5,537,650
1,390,000	5.000	07/01/20	1,564,862
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,530,000	3.000	07/01/16	1,555,872
1,400,000	4.000	07/01/18	1,465,072
1,125,000	5.000	07/01/19	1,223,910
1,200,000	5.000	07/01/20	1,324,764
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,255,000	4.000	10/01/17	1,328,706
1,135,000	5.000	10/01/18	1,258,068
825,000	5.000	10/01/19	933,315
1,140,000	5.000	10/01/20	1,302,963
Michigan Finance Authority RB for Detroit School District Series 2011 (A/NR)
7,500,000	5.250	06/01/17	7,937,700
Michigan Finance Authority RB for Detroit School District Series 2015 B (SP-2/NR)(e)
2,900,000	4.750	06/01/16	2,929,870
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (ST AID WITHHLDG) (A-/NR)
1,375,000	4.000	06/01/17	1,426,164
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	9,864,450
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,662,088
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Obligations Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(e)
15,100,000	5.750	08/22/16	15,098,792

State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa1)
$1,040,000	4.000%	05/01/19	$1,133,891
500,000	4.000	05/01/20	551,540
Michigan State Environmental RB Refunding for Facilities Program Series 2005 B (NATL-RE) (AA-/Aa1)
2,180,000	5.000	11/01/19	2,187,695
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(b)
3,050,000	2.000	05/30/18	3,123,963
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(b)
10,800,000	1.500	08/01/17	10,836,720
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
475,000	4.000	05/01/16	484,153
645,000	4.000	05/01/17	675,109
1,000,000	5.000	05/01/18	1,091,160
2,475,000	5.000	05/01/20	2,805,957
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	939,873
700,000	4.000	05/01/19	764,218
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,694,145
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,356,364
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
10,000,000	5.000	12/01/15	10,069,900
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,413,548
1,385,000	5.000	12/01/19	1,572,972
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,084,020

			175,695,659

Minnesota – 1.9%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(d)
675,000	0.000	02/01/21	612,630
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds Series 2012 A (SD CRED PROG) (AA+/NR)
3,575,000	4.000	02/01/17	3,742,096
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
3,110,000	2.000	06/01/16	3,145,609
2,595,000	1.500	06/01/17	2,635,145
3,190,000	1.500	06/01/18	3,237,563

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Minnesota – (continued)
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO Bonds for Grant Anticipation Notes Series 2012 G (SP-1+/Aaa)
$30,000,000	1.000%	03/01/16	$30,021,600
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,198,093
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	549,430
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,617,883
Minnesota State Trunk Highway GO Bonds Series 2012 B (AA+/Aa1)
11,700,000	5.000	08/01/17	12,633,660
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
1,000,000	3.000	02/01/17	1,033,580

			78,427,289

Mississippi – 0.2%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,867,762
Mississippi State GO Bonds for Capital Improvement Series 2006 D (NATL-RE) (AA/Aa2)(c)
3,855,000	5.000	11/01/17	4,200,447

			8,068,209

Missouri – 2.2%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,166,550
2,075,000	4.000	09/01/19	2,293,497
Curators University of Missouri System Facilities RB for System Facilities Series 2006 A (AA+/Aa1)
5,070,000	5.000	11/01/17	5,087,644
Kansas City GO Bonds Refunding & Improvement Series 2012 A (AA/Aa2)
7,600,000	2.000	02/01/16	7,645,980
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
500,000	4.000	06/01/16	511,770
1,180,000	4.000	06/01/18	1,251,426
960,000	4.000	06/01/19	1,033,670
1,000,000	4.000	06/01/20	1,082,900
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	38,272,738
24,275,000	5.000	05/01/19	27,719,865

State-Specific Municipal Debt Obligations – (continued)
Missouri – (continued)
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
$765,000	5.000%	07/01/18	$842,426

			87,908,466

Montana – 0.2%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,633,104
2,000,000	3.000	06/01/17	2,074,220
1,750,000	3.000	06/01/18	1,842,890
800,000	4.000	06/01/18	863,392

			6,413,606

Nebraska – 0.7%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(b)
20,000,000	5.000	12/01/19	22,731,600
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	799,141
435,000	4.000	11/01/17	458,381
750,000	4.000	11/01/19	813,270
690,000	4.000	11/01/20	752,756
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa3)
1,215,000	2.000	10/15/16	1,232,022
1,765,000	3.000	10/15/17	1,844,407
1,785,000	3.000	10/15/18	1,892,850

			30,524,427

Nevada – 1.6%
Clark County Department of Aviation RB Refunding for Airport System Junior Subordinate Lien Series 2015 B (AMT) (A+/A2)
18,285,000	3.000	07/01/17	18,936,129
Clark County GO Refunding Bonds Series 2006 (AGM) (AA/Aa1)
5,115,000	4.625	06/01/19	5,256,686
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB-/NR)
3,280,000	3.000	08/01/16	3,293,448
3,580,000	4.000	08/01/17	3,666,600
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/A1)
3,000,000	5.000	07/01/16	3,102,600
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	13,145,335
10,300,000	5.000	06/15/19	11,690,088
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
1,000,000	2.000	12/01/15	1,003,000
2,700,000	4.000	12/01/16	2,813,535
2,810,000	4.000	12/01/17	2,922,512

			65,829,933

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 1.3%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A2)(a)
$50,475,000	0.228%	05/01/21	$46,166,652
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(b)
1,200,000	2.125	06/01/18	1,207,260
New Hampshire State Capital Improvement GO Bonds Series 2012 B (AA/Aa1)
5,400,000	5.000	11/01/16	5,670,864

			53,044,776

New Jersey – 5.8%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
1,845,000	1.000	03/01/16	1,850,978
2,025,000	1.000	03/01/17	2,039,438
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,725,000	2.000	12/01/16	1,757,188
2,355,000	2.000	12/01/17	2,424,991
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,171,437
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,107,907
1,275,000	2.000	05/01/19	1,308,749
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
785,000	4.000	11/01/16	797,372
1,000,000	4.000	11/01/17	1,027,640
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,231,225
1,300,000	5.000	11/01/19	1,491,841
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(b)
2,950,000	2.125	12/01/17	2,995,872
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
660,000	2.000	10/01/15	660,000
1,245,000	3.000	10/01/17	1,297,925
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
1,000,000	0.050	02/01/17	992,240
2,155,000	0.050	02/01/18	2,109,099
2,355,000	0.050	02/01/19	2,267,794
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,902,213
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,425,000	4.000	03/01/16	5,508,979
Montgomery Township GO Bonds Refunding Series 2012 (NR/Aa1)
2,320,000	3.000	08/01/16	2,371,782

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (A-/A3)
$2,845,000	5.000%	12/15/16	$2,971,034
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (ETM) (NR/NR)(c)
4,655,000	5.000	12/15/16	4,908,139
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB/Baa2)
1,240,000	5.000	07/01/17	1,309,787
1,265,000	4.000	07/01/18	1,327,921
New Jersey Health Care Facilities Financing Authority RB for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
2,000,000	5.000	07/01/16	2,066,440
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A-/A3)
350,000	5.000	07/01/17	374,952
400,000	5.000	07/01/18	436,968
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (A-/A3)
4,680,000	3.500	01/01/16	4,712,994
New Jersey State GO Bonds Refunding Series 2010 Q (A/A2)
5,000,000	5.000	08/15/16	5,181,150
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	8,205,525
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A3)
22,000,000	5.000	01/01/20	25,277,340
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A3)(a)
21,625,000	0.138	01/01/30	19,830,858
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(a)
21,500,000	0.184	01/01/30	19,715,995
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,244,200
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A-/A3)
10,000,000	5.000	06/15/21	10,709,200
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (A-/A3)
3,005,000	5.000	12/15/23	3,202,218
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
1,485,000	5.000	06/15/20	1,592,544
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (A-/A3)
15,550,000	5.250	12/15/20	16,846,870
New Jersey Transportation Trust Fund Authority Program RB Series 2014 AA (A-/A3)
1,900,000	5.000	06/15/17	2,015,425
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A3)
6,800,000	5.500	12/15/16	7,159,788

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (A-/A3)
$1,075,000	5.000%	06/15/16	$1,105,433
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A3)
22,280,000	5.000	12/15/19	23,868,564
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (A-/A3)
10,000,000	5.250	12/15/23	10,821,900
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A3)(b)
2,750,000	0.702	01/01/18	2,756,655
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	836,794
855,000	3.000	07/15/17	889,525
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,423,065
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(c)
25,000	3.000	03/01/19	26,705
Union County New Jersey GO Bonds Series B (AA+/Aa1)
1,240,000	3.000	03/01/19	1,312,118
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	4.000	07/15/16	1,028,240

			233,473,017

New Mexico – 0.5%
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,157,353
New Mexico State Severance Tax RB Refunding Series 2011 A-2 (AA/Aa1)
5,000,000	5.000	07/01/16	5,176,350
New Mexico State Severance Tax RB Series 2010 A (AA/Aa1)
2,000,000	5.000	07/01/17	2,152,340
New Mexico State Severance Tax RB Series 2011 A-1 (AA/Aa1)
5,475,000	5.000	07/01/17	5,892,031

			19,378,074

New York – 12.9%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA/A2)
1,625,000	5.000	12/15/15	1,640,064
Albany County GO Serial Bonds Series 2010 (AA/Aa3)
1,385,000	3.000	06/01/16	1,409,750
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,206,137
3,135,000	5.000	09/01/19	3,553,491
Marlboro Central School District GO Serial Bonds Series 2010 (AGM) (ST AID WITHHLDG) (AA/NR)
990,000	4.000	10/15/15	991,416

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (AA-/A1)
$1,000,000	5.000%	11/15/15	$1,005,950
730,000	4.000	11/15/16	759,273
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(b)
20,000,000	5.000	11/15/19	22,806,200
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(b)
50,000,000	0.482	11/01/17	49,498,000
Metropolitan Transportation Authority RB Series 2011 D (AA-/A1)
1,100,000	4.000	11/15/15	1,105,203
Monroe County GO Bonds Refunding Series 2012 (A/Baa1)
3,000,000	5.000	03/01/16	3,050,640
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(a)
6,250,000	0.570	08/01/25	6,155,625
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,226,988
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	57,977,610
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	9,384,939
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(c)
2,030,000	5.000	11/01/17	2,211,015
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (AAA/NR)
5,240,000	5.000	11/01/17	5,704,998
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (ETM) (NR/NR)(c)
6,890,000	5.000	11/01/17	7,504,381
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	14,491,129
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
1,725,000	4.000	05/01/16	1,759,448
2,215,000	4.000	05/01/17	2,325,507
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB-/Baa3)
3,325,000	4.000	09/01/16	3,397,319
3,000,000	4.000	09/01/17	3,121,890
3,665,000	5.000	09/01/18	3,954,388
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	27,240,603
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	9,164,017
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(a)
70,150,000	0.182	05/01/34	63,466,692

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corp. Project Series 2011 B (BBB+/A3)
$5,000,000	2.250%	10/15/15	$5,003,600
New York State Energy Research & Development Authority PCRB for New York State Electric & Gas Corp. Project Series 2011 C (BBB+/A3)
8,000,000	2.250	12/01/15	8,022,960
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A/A2)(a)
27,750,000	0.149	07/01/34	24,861,130
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,610,806
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,255,600
New York State Tax Exempt GO Refunding Bonds Series 2012 C (AA/Aa2)
7,555,000	4.000	08/01/16	7,786,938
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	33,314,829
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	6,872,317
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	23,204,200
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	29,067,149
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
750,000	4.000	04/01/16	762,578
700,000	5.000	04/01/17	738,598
670,000	4.000	04/01/18	708,404
300,000	5.000	04/01/19	332,430
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	1,990,309
2,250,000	5.000	03/01/19	2,516,040
3,000,000	5.000	03/01/20	3,415,710
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa2)
1,500,000	2.000	02/15/16	1,508,655
1,500,000	3.000	02/15/19	1,576,995
635,000	3.000	02/15/20	668,452
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,630,300
Suffolk County New York Refunding Serial Bonds Series 2012 B (A+/A3)
2,000,000	4.000	10/01/16	2,069,360
1,000,000	4.000	10/01/17	1,062,810

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
$370,000	4.000%	06/01/17	$390,501
490,000	4.000	06/01/18	527,353
575,000	5.000	06/01/19	648,284
620,000	5.000	06/01/20	706,422
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (AA/NR)
30,000,000	5.000	06/01/17	32,160,600
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(b)
7,500,000	0.652	01/03/17	7,485,300
Yonkers New York GO Bonds Series 2011 A (AGM) (A/A3)
2,000,000	5.000	10/01/15	2,000,000
2,000,000	5.000	10/01/16	2,086,840

			523,098,143

North Carolina – 2.0%
Durham North Carolina Utility System RB Refunding Series 2011 (AAA/Aa1)
300,000	4.000	06/01/16	307,443
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (ETM) (A-/Baa1)(c)
5,500,000	5.000	01/01/16	5,563,965
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (A-/Baa1)(c)
1,500,000	5.000	01/01/16	1,517,445
4,535,000	5.000	01/01/17	4,791,364
3,000,000	5.000	01/01/19	3,380,430
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (A-/Baa1)(c)
1,815,000	3.000	01/01/16	1,827,433
2,000,000	3.000	01/01/18	2,102,920
1,275,000	5.000	01/01/18	1,397,170
2,000,000	3.000	01/01/19	2,126,480
1,000,000	5.000	01/01/19	1,126,810
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	18,069,130
North Carolina GO Bonds Refunding Series 2013 D (AAA/Aaa)
27,685,000	3.000	06/01/17	28,829,221
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(b)
6,010,000	4.000	03/01/18	6,327,208
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,065,000	4.000	12/01/16	1,106,876
1,375,000	5.000	12/01/18	1,532,671

			80,006,566

Ohio – 0.8%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,000,000	4.000	12/01/15	1,006,160
1,425,000	5.000	12/01/16	1,496,920
1,740,000	5.000	12/01/17	1,886,090

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
$825,000	4.000%	06/01/16	$835,783
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/24	11,758,692
3,415,000	5.375	06/01/24	2,948,818
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA/A1)
1,455,000	5.000	12/01/20	1,687,116
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	520,490
1,180,000	4.000	12/01/17	1,261,573
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
250,000	2.000	01/01/16	250,370
315,000	2.250	01/01/17	316,610
400,000	4.000	01/01/18	415,368
415,000	4.000	01/01/19	434,766
435,000	4.000	01/01/20	455,715
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,159,235
800,000	4.000	10/01/18	858,240
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(b)
3,000,000	2.250	09/15/16	3,009,480
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(a)
2,250,000	0.490	01/01/18	2,244,128
University of Akron General Receipts GO Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,202,322

			33,747,876

Oklahoma – 1.3%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,625,898
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
3,765,000	2.000	03/01/16	3,792,447
5,470,000	2.000	03/01/17	5,577,814
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds Series 2015 (AA/NR)
5,000,000	2.000	03/01/17	5,102,050
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
2,160,000	2.000	01/01/17	2,198,081
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,795,000	2.000	01/01/16	2,807,130
2,445,000	2.000	01/01/17	2,488,106

State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa2)
$6,200,000	3.000%	07/01/19	$6,588,058
Oklahoma County Independent School District No. 89 GO Bonds Series 2013 (AA/Aa2)
8,750,000	1.000	07/01/16	8,796,462
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,201,515
Tulsa Oklahoma GO Bonds Series 2013 (AA/Aa1)
3,400,000	4.000	03/01/16	3,452,496

			53,630,057

Oregon – 0.7%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(d)
3,740,000	0.000	06/15/20	3,401,680
3,780,000	0.000	06/15/21	3,316,572
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
1,120,000	2.000	06/15/16	1,133,899
790,000	2.000	06/15/17	809,963
1,165,000	2.000	06/15/18	1,181,858
1,445,000	3.000	06/15/19	1,513,551
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2011 A (AA-/A1)
2,000,000	5.000	05/01/16	2,052,760
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,227,334
1,120,000	3.000	08/01/18	1,187,648
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	11,114,400

			26,939,665

Pennsylvania – 2.0%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	809,880
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,050,000	4.250	12/15/15	1,055,439
645,000	4.250	12/15/17	674,573
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
735,000	2.000	07/01/16	740,939
500,000	3.000	07/01/17	513,865
1,265,000	3.000	07/01/18	1,309,149
300,000	3.000	07/01/19	311,190
265,000	4.000	07/01/20	286,099
1,000,000	4.000	07/01/21	1,079,140
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	297,823
515,000	3.000	08/01/17	523,420
530,000	3.000	08/01/18	537,892

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
$535,000	4.000%	01/01/19	$561,846
1,000,000	4.000	01/01/20	1,052,120
Derry Township School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (AAA/NR)
1,505,000	3.000	05/15/17	1,561,092
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,064,340
1,000,000	4.000	10/01/19	1,069,960
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(b)
5,000,000	2.500	04/01/20	4,966,350
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,545,000	5.000	07/01/22	9,882,320
7,000,000	5.000	01/01/23	7,080,010
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,400,000	1.250	05/01/17	1,400,994
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(b)
1,750,000	1.500	05/01/18	1,742,965
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (A-/NR)(b)
5,250,000	1.750	12/01/15	5,259,450
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	18,559,010
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
390,000	3.000	05/01/16	392,871
440,000	3.000	05/01/17	447,528
1,165,000	5.000	05/01/18	1,248,239
1,000,000	5.000	05/01/19	1,090,270
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
600,000	4.000	09/01/16	619,614
500,000	3.000	09/01/17	521,245
550,000	4.000	09/01/17	583,754
Pennsylvania State Commonwealth RB for Harrisburg Area Community College Project Series 2011 (AGM) (AA/NR)
1,305,000	4.000	10/01/15	1,305,000
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A+/A1)(a)
7,000,000	0.900	12/01/20	6,901,580
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,514,823

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BB+/Ba2)
$1,500,000	5.000%	07/01/16	$1,535,925
2,000,000	5.000	07/01/17	2,105,500

			80,606,215

Puerto Rico – 2.5%
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (CC/Ca)
2,645,000	5.000	12/01/15	1,428,459
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
14,595,000	5.000	07/01/17	11,676,730
7,285,000	5.000	07/01/19	5,445,974
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (CC/Caa3)
1,030,000	5.500	07/01/17	885,831
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(a)
36,100,000	0.710	07/01/29	26,127,375
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (CC/Caa3)(a)
25,850,000	0.890	07/01/31	15,510,000
Puerto Rico Electric Power Authority RB Refunding Series 2010 (CC/Caa3)(g)
3,250,000	4.000	07/01/16	2,103,660
Puerto Rico Electric Power Authority RB Refunding Series 2012 (CC/Caa3)(g)
1,500,000	5.000	07/01/16	970,935
Puerto Rico Electric Power Authority RB Series 2008 (CC/Caa3)(g)
8,175,000	5.500	07/01/16	5,291,596
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
1,125,000	5.250	08/01/16	1,127,149
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/Caa3)
2,250,000	5.500	07/01/16	1,789,132
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(b)
1,000,000	5.500	07/01/17	996,310
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (CC/Caa3)(b)
10,850,000	5.750	07/01/17	7,948,276
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
5,000,000	5.500	08/01/28	2,156,250
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
8,000,000	5.500	08/01/21	3,660,000
10,000,000	5.500	08/01/22	4,550,000
19,315,000	5.500	08/01/23	8,740,037

			100,407,714

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Rhode Island – 0.4%
Providence GO Bonds Series 2013 A (BBB/Baa1)
$665,000	3.000%	01/15/16	$669,229
315,000	4.000	01/15/18	332,782
1,545,000	5.000	01/15/19	1,701,122
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	648,036
500,000	4.000	09/15/18	536,770
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
515,000	3.000	05/15/16	522,370
385,000	3.000	05/15/17	399,919
280,000	4.000	05/15/18	299,793
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (BBB+/NR)
9,920,000	2.250	06/01/41	9,919,901

			15,029,922

South Carolina – 1.4%
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,564,354
Clemson University RB Refunding Series 2012 (AA-/Aa2)
5,770,000	2.000	05/01/16	5,829,373
4,440,000	2.000	05/01/17	4,541,321
5,000,000	2.000	05/01/18	5,129,200
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	734,962
2,985,000	2.000	07/01/19	3,068,729
Columbia City South Carolina Waterworks and Sewer System RB Series 2011 A (AA/Aa1)
1,025,000	3.000	02/01/16	1,034,543
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA-/NR)
1,905,000	4.000	11/01/16	1,978,305
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
4,330,000	5.000	03/01/16	4,415,301
5,895,000	5.000	03/01/17	6,267,800
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,222,120
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,098,500
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,755,000	5.000	03/01/18	3,032,208
2,920,000	5.000	03/01/19	3,309,031
3,165,000	5.000	03/01/20	3,672,160
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,525,400

State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Spartanburg County South Carolina School District No. 1 GO Bonds Refunding Series 2014 D (SCSDE) (AA/Aa1)
$1,310,000	5.000%	03/01/18	$1,436,860

			56,860,167

Tennessee – 0.0%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
1,710,000	5.250	09/01/17	1,813,660

Texas – 8.3%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,929,550
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2013 B (BBB/Baa2)(b)
4,000,000	3.000	01/04/16	4,006,280
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,122,848
725,000	3.000	08/15/19	774,373
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,215,385
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,800,348
845,000	4.000	03/01/19	927,869
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,125,000	2.000	09/01/16	1,138,792
300,000	3.000	09/01/17	311,064
250,000	3.000	09/01/18	261,058
375,000	3.000	09/01/19	393,199
Collin & Denton County Texas GO Bonds Refunding Series 2011 (AA+/Aa1)
3,335,000	5.000	02/15/16	3,393,863
Cypress-Fairbanks Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 2014 C (PSF-GTD) (AAA/Aaa)
5,455,000	4.000	02/15/19	5,992,645
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,235,758
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	778,035
250,000	4.000	11/01/17	266,620
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	1,958,985
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa1)
2,000,000	4.000	03/01/19	2,194,040

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(d)
$1,930,000	0.000%	02/15/17	$1,913,035
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,821,272
4,710,000	3.000	02/15/19	5,009,273
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,112,656
2,250,000	4.000	08/15/17	2,390,490
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A/A1)(a)
16,775,000	0.388	10/01/15	15,488,794
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A/A1)(a)
20,325,000	0.389	10/05/15	18,818,016
Houston Independent School District GO Bonds Refunding Series 2012 (PSF-GTD) (AAA/Aaa)(b)
16,000,000	0.875	06/01/16	16,035,040
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
10,000,000	5.000	02/15/18	10,982,800
12,000,000	5.000	02/15/19	13,573,920
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(b)
8,000,000	0.620	08/01/16	8,000,240
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2015 A (PSF-GTD) (AAA/NR)(d)
2,000,000	0.000	08/15/19	1,905,320
1,500,000	0.000	08/15/20	1,388,850
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,541,197
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(b)
7,315,000	1.750	08/01/17	7,432,406
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/18	5,016,800
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	208,330
170,000	4.000	04/01/20	183,615
400,000	4.000	04/01/21	432,300
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A1)
4,470,000	6.000	01/01/19	4,939,350
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(b)
18,000,000	1.950	01/01/19	18,232,020

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A/A1)(b)
$5,445,000	5.750%	01/01/16	$5,518,725
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,370,200
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,291,720
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(b)
5,000,000	0.690	01/01/20	4,941,900
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,140,877
1,000,000	5.000	01/01/19	1,116,280
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(b)
5,760,000	1.200	08/01/17	5,795,309
Northside Texas Independent School District GO Bonds for School Building Series 2012 (PSF-GTD) (AAA/Aaa)(b)
8,000,000	1.000	05/31/16	8,025,600
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
1,755,000	5.000	10/01/15	1,755,000
2,315,000	5.000	10/01/19	2,610,325
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(b)
5,000,000	2.000	12/01/18	5,114,100
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(b)
7,000,000	2.000	12/01/16	7,108,570
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(b)
8,865,000	2.000	08/01/17	9,047,264
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(b)
9,850,000	2.000	08/01/18	10,056,948
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AA+/Aaa)
2,250,000	5.000	05/15/18	2,494,935
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 B (AA+/Aaa)
2,650,000	5.000	05/15/18	2,938,479
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
2,200,000	5.000	12/15/15	2,218,656
3,000,000	5.000	12/15/16	3,146,880
5,000,000	5.000	12/15/17	5,400,000
4,500,000	5.000	12/15/18	4,962,690
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (A-/Baa1)
8,845,000	5.625	12/15/17	9,300,075
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	9,122,958

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aaa)(c)
$7,355,000	5.000%	01/01/16	$7,441,421
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(b)
5,000,000	5.000	04/01/20	5,691,650
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	22,714,200
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	16,139,565

			338,590,763

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
12,515,000	2.250	10/01/17	12,571,693

Utah – 0.4%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (NR/Aaa)
11,550,000	5.000	03/15/19	13,144,015
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A-/NR)
750,000	5.000	09/01/16	780,450
500,000	5.000	09/01/17	539,430
500,000	5.000	09/01/18	553,785
500,000	5.000	09/01/19	567,155

			15,584,835

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (A-/Baa1)
1,250,000	3.000	10/01/15	1,250,000
1,420,000	4.000	10/01/16	1,452,319
1,680,000	4.000	10/01/17	1,751,215

			4,453,534

Virginia – 2.4%
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,534,519
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	23,508,992
11,680,000	5.000	05/15/20	13,590,848
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (A-/A2)(b)
6,000,000	2.150	09/01/20	6,069,900

State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
$1,900,000	2.200%	03/01/17	$1,937,107
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
5,325,000	5.000	08/01/18	5,931,997
Virginia State Public School Authority RB Refunding for School Financing Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
26,140,000	4.000	08/01/19	28,886,791
Wise County Virginia IDA Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A2)(b)
5,000,000	2.375	11/01/15	5,007,500
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A2)(b)
2,000,000	1.875	05/16/19	2,025,560

			96,493,214

Washington – 1.7%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	3,155,429
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,431,173
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,603,418
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,737,094
Washington State Various Purpose GO Bonds Refunding Series 2013 R-C (AA+/Aa1)
27,125,000	3.000	07/01/16	27,681,334
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)(c)
18,795,000	5.000	01/01/18	20,617,927

			69,226,375

West Virginia – 0.5%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (NR/Aaa)(c)(d)
10,125,000	0.000	12/01/16	10,069,110
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB/Baa1)(b)
3,000,000	1.625	10/01/18	2,987,400
Monongalia County Board of Education Public School RB Refunding Bonds Series 2012 (AA/NR)
1,520,000	5.000	05/01/18	1,672,365
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	528,935
1,445,000	5.000	05/01/18	1,569,067
1,565,000	5.000	05/01/19	1,730,624

			18,557,501

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

September 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Wisconsin – 0.1%
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa3)
$4,050,000	5.000%	02/01/16	$4,112,856

TOTAL INVESTMENTS – 98.9%
(Cost $4,031,440,728)			$4,015,869,036

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			42,696,506

NET ASSETS – 100.0%			$4,058,565,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on September 30, 2015.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on September 30, 2015.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,646,349, which represents approximately 1.0% of net assets as of September 30, 2015.
(f)	When-issued security.
(g)	Security is currently in default.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	— Agency Insured Custody Certificate
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BANS	— Bond Anticipation Notes
BHAC-CR	— Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
CNTY GTD	— County Guaranteed
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
GO OF AUTH	— General Obligation of Authority
GO OF UNIV	— General Obligation of University
IDA	— Industrial Development Authority
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	— Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PSF-GTD	— Guaranteed by Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SCH BD GTY	— School Bond Guaranty
SCH BD RES FD	— School Bond Reserve Fund
SCSDE	— South Carolina State Department of Education
SD CRED PROG	— School District Credit Program
ST AID WITHHLDG	— State Aid Withholding
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At September 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on September 30, 2015(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	1.021%	$(5)	$(3,718)
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	1.021	(370,700)	363,255
TOTAL						$(370,705)	$359,537

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities

September 30, 2015 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $576,903,337, $3,200,444,850 and $4,031,440,728)	$597,410,821	$3,282,063,537	$4,015,869,036
Investments in affiliated issuers, at value (cost $4,544,566, $0 and $0)	4,544,566	—	—
Cash	—	5,828,403	18,356,856
Receivables:
Interest and dividends	7,849,095	48,749,674	35,390,369
Fund shares sold	3,123,254	6,483,391	7,603,801
Collateral on certain derivative contracts(a)	2,493,378	20,719,036	—
Reimbursement from investment adviser	22,105	27,217	64,979
Investments sold	—	6,772,750	9,317,348
Due from custodian	—	4,089,586	—
Unrealized gain on swap contracts	72,651	1,609,968	363,255
Variation margin on certain derivative contracts	33,060	403,421	—
Other assets	600	3,696	5,044
Total assets	615,549,530	3,376,750,679	4,086,970,688

Liabilities:
Unrealized loss on swap contracts	—	726,452	3,718
Payables:
Fund shares redeemed	1,477,671	11,855,207	17,075,136
Management fees	199,499	1,456,790	1,157,401
Income distribution	197,802	375,211	148,225
Due to custodian	122,650	—	—
Distribution and Service fees and Transfer Agency fees	84,006	232,797	199,660
Upfront payments received on swap contracts	74,140	1,902,655	370,705
Investments purchased	—	7,508,164	—
Investments purchased on an extended-settlement basis	—	—	9,299,875
Collateral on certain derivative contracts	—	—	20,000
Accrued expenses	106,054	160,678	130,426
Total liabilities	2,261,822	24,217,954	28,405,146

Net Assets:
Paid-in capital	620,378,990	4,654,164,149	4,062,762,749
Undistributed net investment income	8,067,799	100,246,539	10,691,752
Accumulated net realized gain (loss)	(34,913,997)	(1,478,635,137)	323,196
Net unrealized gain (loss)	19,754,916	76,757,174	(15,212,155)
NET ASSETS	$613,287,708	$3,352,532,725	$4,058,565,542
Net Assets:
Class A	$152,672,471	$254,058,344	$158,772,022
Class C	24,358,318	72,303,162	31,072,574
Institutional	428,881,078	3,008,734,332	3,865,188,662
Service	38,481	—	160,570
Class IR	7,337,360	17,436,887	3,371,714
Total Net Assets	$613,287,708	$3,352,532,725	$4,058,565,542
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,850,585	27,787,818	15,071,471
Class C	1,571,110	7,908,417	2,952,514
Institutional	27,679,365	329,038,136	367,402,110
Service	2,471	—	15,264
Class IR	474,093	1,905,767	320,426
Net asset value, offering and redemption price per share:(b)
Class A	$15.50	$9.14	$10.53
Class C	15.50	9.14	10.52
Institutional	15.49	9.14	10.52
Service	15.58	—	10.52
Class IR	15.48	9.15	10.52

(a)	Includes amounts segregated for initial margin on swap transactions of $2,493,378 & $20,679,036 for Dynamic Municipal Income and High Yield Municipal Funds respectively.
(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds is $16.10, $9.57 and $10.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations

For the Six Months Ended September 30, 2015 (Unaudited)

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment income:
Interest	$13,531,953	$97,909,414	$34,417,442
Dividends — affiliated issuers	313	—	—
Total investment income	13,532,266	97,909,414	34,417,442

Expenses:
Management fees	1,672,357	8,917,794	7,546,359
Distribution and Service fees(a)	327,683	703,691	379,855
Transfer Agency fees(a)	211,033	831,705	934,064
Professional fees	96,646	75,712	67,926
Custody, accounting and administrative services	34,839	105,144	121,258
Printing and mailing costs	26,336	35,033	29,328
Registration fees	8,273	38,591	40,033
Trustee fees	7,628	10,137	11,225
Service share fees — Service Plan	48	—	173
Service share fees — Shareholder Administration Plan	48	—	173
Other	21,094	13,785	69,564
Total expenses	2,405,985	10,731,592	9,199,958
Less — expense reductions	(645,210)	(311,821)	(635,371)
Net expenses	1,760,775	10,419,771	8,564,587
NET INVESTMENT INCOME	11,771,491	87,489,643	25,852,855

Realized and unrealized gain (loss):
Net realized gain from:
Investments	1,432,020	576,797	1,750,068
Swap contracts	9,720	2,084,593	101,959
Net change in unrealized gain (loss) on:
Investments	(14,237,781)	(80,035,028)	(27,010,690)
Swap contracts	(196,832)	649,794	(91,036)
Net realized and unrealized loss	(12,992,873)	(76,723,844)	(25,249,699)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,221,382)	$10,765,799	$603,156

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distributions and Services Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	$210,926	$116,757	$109,680	$15,178	$81,882	$7	$4,286
High Yield Municipal	323,054	380,637	167,986	49,482	602,925	—	11,312
Short Duration Tax-Free	213,553	166,302	111,046	21,619	799,069	29	2,301

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund
	For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015
From operations:
Net investment income	$11,771,491	$20,376,294
Net realized gain (loss)	1,441,740	(2,209,143)
Net change in unrealized gain (loss)	(14,434,613)	11,899,680
Net increase (decrease) in net assets resulting from operations	(1,221,382)	30,066,831

Distributions to shareholders:
From net investment income
Class A Shares	(2,874,508)	(5,709,508)
Class B Shares	—	(41,506	)(a)
Class C Shares	(309,612)	(580,237)
Institutional Shares	(7,672,802)	(12,596,543)
Service Shares	(626)	(1,301)
Class IR Shares	(120,084)	(128,371)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Total distributions to shareholders	(10,977,632)	(19,057,466)

From share transactions:
Proceeds from sales of shares	133,428,280	177,656,602
Reinvestment of distributions	9,686,099	16,350,582
Cost of shares redeemed	(110,917,326)	(102,818,626)
Net increase (decrease) in net assets resulting from share transactions	32,197,053	91,188,558
TOTAL INCREASE (DECREASE)	19,998,039	102,197,923

Net assets:
Beginning of period	593,289,669	491,091,746
End of period	$613,287,708	$593,289,669
Undistributed net investment income	$8,067,799	$7,273,940

(a)	Class B Shares were converted into Class A Shares at the closed of business on November 14, 2014.
(b)	Net of $165,129 of redemption fees.
(c)	Net of $84,427 of redemption fees.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

High Yield Municipal Fund				Short Duration Tax-Free Fund
For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015		For the Six Months Ended September 30, 2015 (Unaudited)	For the Fiscal Year Ended March 31, 2015

$87,489,643		$162,460,389		$25,852,855	$51,268,771
2,661,390		(77,493,586)		1,852,027	(1,158,836)
(79,385,234)		203,800,536		(27,101,726)	8,941,824
10,765,799		288,767,339		603,156	59,051,759

(5,999,080)		(12,086,945)		(738,047)	(1,693,417)
—		(101,742	)(a)	—	—
(1,484,371)		(3,071,346)		(77,012)	(157,720)
(74,288,182)		(136,519,998)		(24,015,258)	(45,580,747)
—		—		(489)	(796)
(425,084)		(749,027)		(19,700)	(72,853)

—		—		—	(22,622)
—		—		—	(4,151)
—		—		—	(461,964)
—		—		—	(7)
—		—		—	(531)
(82,196,717)		(152,529,058)		(24,850,506)	(47,994,808)

317,886,030		766,858,970		849,657,653	2,277,136,118
79,413,889		144,776,116		23,863,977	44,938,648
(335,174,136	)(b)	(618,906,689	)(c)	(1,120,194,456)	(2,033,940,062)
62,125,783		292,728,397		(246,672,826)	288,134,704
(9,305,135)		428,966,678		(270,920,176)	299,191,655

3,361,837,860		2,932,871,182		4,329,485,718	4,030,294,063
$3,352,532,725		$3,361,837,860		$4,058,565,542	$4,329,485,718
$100,246,539		$94,953,613		$10,691,752	$9,689,403

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$15.81	$0.29	$(0.33)	$(0.04)	$(0.27)
2015 - C	15.82	0.23	(0.34)	(0.11)	(0.21)
2015 - Institutional	15.81	0.31	(0.34)	(0.03)	(0.29)
2015 - Service	15.89	0.28	(0.34)	(0.06)	(0.25)
2015 - IR	15.79	0.30	(0.33)	(0.03)	(0.28)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	15.45	0.60	0.32	0.92	(0.56)
2015 - C	15.46	0.48	0.32	0.80	(0.44)
2015 - Institutional	15.45	0.65	0.32	0.97	(0.61)
2015 - Service	15.53	0.58	0.32	0.90	(0.54)
2015 - IR	15.43	0.63	0.33	0.96	(0.60)
2014 - A	16.16	0.61	(0.76)	(0.15)	(0.56)
2014 - C	16.16	0.50	(0.75)	(0.25)	(0.45)
2014 - Institutional	16.16	0.67	(0.76)	(0.09)	(0.62)
2014 - Service	16.24	0.59	(0.76)	(0.17)	(0.54)
2014 - IR	16.14	0.65	(0.76)	(0.11)	(0.60)
2013 - A	15.73	0.61	0.41	1.02	(0.59)
2013 - C	15.73	0.49	0.40	0.89	(0.46)
2013 - Institutional	15.72	0.66	0.42	1.08	(0.64)
2013 - Service	15.80	0.59	0.41	1.00	(0.56)
2013 - IR	15.71	0.64	0.41	1.05	(0.62)
2012 - A	14.25	0.65	1.47	2.12	(0.64)
2012 - C	14.25	0.54	1.46	2.00	(0.52)
2012 - Institutional	14.25	0.70	1.46	2.16	(0.69)
2012 - Service	14.32	0.63	1.47	2.10	(0.62)
2012 - IR	14.26	0.68	1.44	2.12	(0.67)
2011 - A	14.83	0.63	(0.59)	0.04	(0.62)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$15.50	(0.27)%	$152,672	0.78	%(d)	1.00	%(d)	3.68	%(d)	9%
15.50	(0.71)	24,358	1.54	(d)	1.75	(d)	2.92	(d)	9
15.49	(0.16)	428,881	0.44	(d)	0.66	(d)	4.02	(d)	9
15.58	(0.34)	38	0.94	(d)	1.16	(d)	3.52	(d)	9
15.48	(0.15)	7,337	0.53	(d)	0.74	(d)	3.91	(d)	9

15.81	6.00	172,221	0.78		1.01		3.79		14
15.82	5.21	22,182	1.53		1.76		3.04		14
15.81	6.36	393,120	0.44		0.67		4.12		14
15.89	5.79	39	0.94		1.16		3.62		14
15.79	6.27	5,728	0.53		0.76		4.00		14
15.45	(0.83)	160,259	0.79		1.00		3.99		15
15.46	(1.50)	20,131	1.54		1.75		3.24		15
15.45	(0.49)	305,706	0.45		0.66		4.33		15
15.53	(0.98)	37	0.94		1.16		3.83		15
15.43	(0.58)	2,357	0.54		0.75		4.23		15
16.16	6.51	204,892	0.78		0.98		3.78		16
16.16	5.72	27,047	1.53		1.73		3.03		16
16.16	6.93	385,480	0.44		0.64		4.10		16
16.24	6.31	42	0.94		1.15		3.63		16
16.14	6.77	3,544	0.53		0.73		3.97		16
15.73	15.09	348,890	0.81		0.99		4.32		9
15.73	14.24	26,448	1.56		1.74		3.56		9
15.72	15.41	221,617	0.47		0.65		4.66		9
15.80	14.86	84	0.97		1.15		4.15		9
15.71	15.15	1,527	0.56		0.74		4.43		9
14.25	0.20	326,083	0.88		0.98		4.26		14
14.25	(0.61)	23,443	1.63		1.73		3.52		14
14.25	0.55	222,650	0.54		0.64		4.62		14
14.32	(0.03)	75	1.04		1.14		4.05		14
14.26	(2.40)	123	0.63	(d)	0.73	(d)	4.74	(d)	14

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders form net investment income
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$9.34	$0.23	$(0.22)	$0.01	$(0.21)
2015 - C	9.34	0.19	(0.21)	(0.02)	(0.18)
2015 - Institutional	9.34	0.24	(0.21)	0.03	(0.23)
2015 - IR	9.35	0.24	(0.21)	0.03	(0.23)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	8.93	0.45	0.38	0.83	(0.42)
2015 - C	8.93	0.38	0.39	0.77	(0.36)
2015 - Institutional	8.93	0.48	0.38	0.86	(0.45)
2015 - IR	8.93	0.48	0.39	0.87	(0.45)
2014 - A	9.51	0.44	(0.60)	(0.16)	(0.42)
2014 - C	9.51	0.37	(0.59)	(0.22)	(0.36)
2014 - Institutional	9.52	0.47	(0.61)	(0.14)	(0.45)
2014 - IR	9.51	0.47	(0.61)	(0.14)	(0.44)
2013 - A	8.90	0.43	0.59	1.02	(0.41)
2013 - C	8.90	0.36	0.59	0.95	(0.34)
2013 - Institutional	8.91	0.46	0.59	1.05	(0.44)
2013 - IR	8.91	0.45	0.58	1.03	(0.43)
2012 - A	8.00	0.46	0.88	1.34	(0.44)
2012 - C	8.00	0.40	0.88	1.28	(0.38)
2012 - Institutional	8.00	0.49	0.88	1.37	(0.46)
2012 - IR	8.00	0.47	0.90	1.37	(0.46)
2011 - A	8.45	0.46	(0.47)	(0.01)	(0.44)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.14	0.17%	$254,058	0.87	%(d)	0.93	%(d)	4.97	%(d)	6%
9.14	(0.21)	72,303	1.62	(d)	1.68	(d)	4.23	(d)	6
9.14	0.31	3,008,734	0.57	(d)	0.59	(d)	5.26	(d)	6
9.15	0.29	17,437	0.61	(d)	0.68	(d)	5.21	(d)	6

9.34	9.47	257,803	0.86		0.93		4.89		14
9.34	8.66	81,018	1.61		1.68		4.14		14
9.34	9.79	3,005,752	0.57		0.59		5.18		14
9.35	9.86	17,265	0.61		0.68		5.13		14
8.93	(1.52)	255,002	0.87		0.93		4.94		25
8.93	(2.25)	75,433	1.62		1.68		4.19		25
8.93	(1.34)	2,584,691	0.58		0.59		5.23		25
8.93	(1.28)	12,703	0.62		0.69		5.31		25
9.51	11.64	347,693	0.86		0.92		4.62		19
9.51	10.82	108,291	1.61		1.67		3.87		19
9.52	11.95	3,425,590	0.57		0.58		4.90		19
9.51	11.79	7,134	0.61		0.67		4.82		19
8.90	17.08	348,577	0.88		0.94		5.42		27
8.90	16.21	99,817	1.63		1.69		4.67		27
8.91	17.55	2,957,868	0.58		0.60		5.72		27
8.91	17.50	3,054	0.63		0.69		5.49		27
8.00	(0.24)	326,886	0.91		0.93		5.46		28
8.00	(0.87)	96,011	1.66		1.68		4.71		28
8.00	0.09	2,650,808	0.57		0.59		5.80		28
8.00	(3.06)	451	0.66	(d)	0.68	(d)	6.08	(d)	28

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2015 - A	$10.59	$0.05	$(0.06)	$(0.01)	$(0.05)	$—		$(0.05)
2015 - C	10.58	0.03	(0.07)	(0.04)	(0.02)	—		(0.02)
2015 - Institutional	10.58	0.07	(0.07)	— (e)	(0.06)	—		(0.06)
2015 - Service	10.58	0.04	(0.06)	(0.02)	(0.04)	—		(0.04)
2015 - IR	10.58	0.06	(0.06)	— (e)	(0.06)	—		(0.06)

FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	10.57	0.10	0.01	0.11	(0.09)	—	(e)	(0.09)
2015 - C	10.55	0.05	0.02	0.07	(0.04)	—	(e)	(0.04)
2015 - Institutional	10.55	0.13	0.02	0.15	(0.12)	—	(e)	(0.12)
2015 - Service	10.55	0.08	0.02	0.10	(0.07)	—	(e)	(0.07)
2015 - IR	10.55	0.12	0.02	0.14	(0.11)	—	(e)	(0.11)
2014 - A	10.69	0.10	(0.12)	(0.02)	(0.09)	(0.01)		(0.10)
2014 - C	10.68	0.06	(0.13)	(0.07)	(0.05)	(0.01)		(0.06)
2014 - Institutional	10.68	0.13	(0.13)	— (e)	(0.12)	(0.01)		(0.13)
2014 - Service	10.67	0.08	(0.12)	(0.04)	(0.07)	(0.01)		(0.08)
2014 - IR	10.68	0.13	(0.14)	(0.01)	(0.11)	(0.01)		(0.12)
2013 - A	10.62	0.13	0.07	0.20	(0.13)	—		(0.13)
2013 - C	10.62	0.08	0.06	0.14	(0.08)	—		(0.08)
2013 - Institutional	10.61	0.16	0.07	0.23	(0.16)	—		(0.16)
2013 - Service	10.61	0.12	0.05	0.17	(0.11)	—		(0.11)
2013 - IR	10.61	0.15	0.07	0.22	(0.15)	—		(0.15)
2012 - A	10.44	0.18	0.18	0.36	(0.18)	—		(0.18)
2012 - C	10.44	0.14	0.18	0.32	(0.14)	—		(0.14)
2012 - Institutional	10.44	0.22	0.17	0.39	(0.22)	—		(0.22)
2012 - Service	10.43	0.17	0.17	0.34	(0.16)	—		(0.16)
2012 - IR	10.44	0.19	0.19	0.38	(0.21)	—		(0.21)
2011 - A	10.46	0.18	(0.02)	0.16	(0.18)	—		(0.18)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)	—		(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)	—		(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)	—		(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)	—		(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.53	(0.14)%	$158,772	0.73	%(d)	0.76	%(d)	0.91	%(d)	8%
10.52	(0.34)	31,073	1.13	(d)	1.51	(d)	0.51	(d)	8
10.52	0.03	3,865,189	0.39	(d)	0.42	(d)	1.25	(d)	8
10.52	(0.22)	161	0.89	(d)	0.91	(d)	0.75	(d)	8
10.52	(0.01)	3,372	0.48	(d)	0.51	(d)	1.16	(d)	8

10.59	1.01	189,890	0.73		0.76		0.90		24
10.58	0.71	35,443	1.13		1.51		0.50		24
10.58	1.45	4,100,431	0.39		0.41		1.23		24
10.58	0.96	60	0.89		0.92		0.76		24
10.58	1.36	3,661	0.48		0.51		1.16		24
10.57	(0.24)	231,329	0.73		0.76		0.93		17
10.55	(0.73)	43,189	1.13		1.51		0.53		17
10.55	0.01	3,745,916	0.39		0.42		1.27		17
10.55	(0.40)	306	0.89		0.92		0.79		17
10.55	(0.08)	9,554	0.48		0.51		1.19		17
10.69	1.85	327,845	0.73		0.76		1.26		28
10.68	1.35	57,257	1.13		1.50		0.79		28
10.68	2.20	4,266,884	0.39		0.42		1.48		28
10.67	1.60	1,320	0.89		0.92		1.15		28
10.68	2.11	18,362	0.48		0.50		1.41		28
10.62	3.46	945,940	0.73		0.77		1.72		24
10.62	3.05	48,865	1.13		1.52		1.32		24
10.61	3.72	2,195,766	0.39		0.43		2.05		24
10.61	3.31	6,362	0.89		0.93		1.63		24
10.61	3.62	10,568	0.48		0.52		1.83		24
10.44	1.52	775,171	0.73		0.77		1.71		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(d)	0.52	(d)	1.97	(d)	34

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service and IR	Diversified
High Yield Municipal	A, C, Institutional and IR	Non-diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC’) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Tax-Free Money Market Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of September 30, 2015:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$597,410,821	$—
Investment Company	4,544,566	—	—
Total	$4,544,566	$597,410,821	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$72,651	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(825,219)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$3,275,869,037	$—
Corporate Obligation	—	6,194,500	—
Total	$—	$3,282,063,537	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$1,609,968	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(726,452)	$—
Interest Rate Swap Contracts	—	(5,745,029)	—
Total	$—	$(6,471,481)	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,015,869,036	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$363,255	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(3,718)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of September 30, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Credit	Receivable for unrealized gain on swap contracts	$72,651	—	$—
Interest Rate	—	—	Variation margin on centain derivative contracts	(825,219)
Total		$72,651		$(825,219)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,609,968	Payable for unrealized loss on swap contracts	$(726,452)	(b)
Interest Rate	—	—	Variation margin on centain derivative contracts	(5,745,029)	(a)
Total		$1,609,968		$(6,471,481)

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$363,255	Payable for unrealized loss on swap contracts	$(3,718)	(b)

(a)	Includes unrealized gain (loss) on centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$15,253	$(13,796)	2
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(5,533)	(183,036)	3
Total		$9,720	$(196,832)	5

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$547,681	$(864,579)	7
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,536,912	1,514,373	1
Total		$2,084,593	$649,794	8

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$101,959	$(91,036)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2015.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended September 30, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.55%	0.50%	0.48%	0.47%	0.46%	0.55%	0.40	%(1)(2)
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.53	0.53
Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.36	0.35	(2)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

(1)	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invest through at least July 29, 2016. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after the waivers had been adjusted, if applicable.

The Dynamic Municipal Income Fund invests in the FST Shares of Goldman Sachs Financial Square Tax-Free Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended September 30, 2015, GSAM waived $3,920 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the six months ended September 30, 2015, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2016. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the six months ended September 30, 2015, Goldman Sachs advised that it retained front end sales charges of $12,529, $18,220 and $567 for the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Class IR Shares of the High Yield Municipal Fund. This arrangement will remain in effect through at least July 29, 2016. Prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense limitations will remain in place through at least July 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended September 30, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fee	Class C Distribution and Service Fee	Transfer Agency Fee(a)	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$460,019	$—	$—	$182,687	$2,504	$645,210
High Yield Municipal	—	—	87,996	211,264	12,561	311,821
Short Duration Tax-Free	300,834	58,205	—	255,505	20,827	635,371

(a)	Applicable to Class A, C and IR Shares.

G.  Line of Credit Facility — As of September 30, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — As of September 30, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 8% of the Service Class Shares of the Dynamic Municipal Income Fund.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2015, there were no purchase and sale transactions for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Tax-Free Money Market Fund as of and for the six months ended September 30, 2015:

Dynamic Municipal Income Fund
Underlying Fund	Market Value 03/31/15	Purchases at Cost	Proceeds from Sales	Market Value 09/30/15	Dividend Income
Goldman Sachs Financial Square Tax-Free Money Market Fund	$—	$95,858,628	$(91,314,062)	$4,544,566	$313

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Dynamic Municipal Income	$77,154,457	$55,537,141
High Yield Municipal	245,641,189	196,877,148
Short Duration Tax-Free	329,288,323	530,647,264

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, March 31, 2015, The Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Capital loss carryforwards:(1)
Expiring 2016	$(5,753,929)	$(220,731,177)	$—
Expiring 2017	(13,220,467)	(553,071,659)	—
Expiring 2018	(11,494,807)	(431,157,569)	—
Expiring 2019	(704,599)	(11,866,582)	—
Perpetual Short-term	(3,837,647)	(36,931,546)	(312,808)
Perpetual Long-term	(1,055,965)	(149,587,978)	(759,631)
Total capital loss carryforwards	$(36,067,414)	$(1,403,346,511)	$(1,072,439)
Timing differences (Qualified Late Year Loss Deferral, Defaulted Bond Income and Distribution Payable)	(587,051)	(67,827,297)	(640,214)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.

As of September 30, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Short Duration Tax-Free
Tax cost	$581,351,556	$3,187,588,903	$4,022,925,903
Gross unrealized gain	42,351,482	365,400,578	44,735,842
Gross unrealized loss	(21,747,651)	(270,925,944)	(51,792,709)
Net unrealized security gain (loss)	$20,603,831	$94,474,634	$(7,056,867)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences in the tax treatment of swap transactions, and market discount, accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,116,071	$17,397,499	2,192,730	$34,781,146
Shares converted from Class B(a)	—	—	5,567	88,292
Reinvestment of distributions	173,376	2,692,132	343,027	5,427,228
Shares redeemed	(2,328,965)	(36,067,253)	(2,023,687)	(31,928,312)
	(1,039,518)	(15,977,622)	517,637	8,368,354
Class B Shares(a)
Shares sold	—	—	198	3,514
Shares converted to Class A	—	—	(5,567)	(88,292)
Reinvestment of distributions	—	—	2,144	33,803
Shares redeemed	—	—	(165,084)	(2,615,275)
	—	—	(168,309)	(2,666,250)
Class C Shares
Shares sold	287,505	4,480,154	306,368	4,851,890
Reinvestment of distributions	16,603	257,878	29,167	461,555
Shares redeemed	(135,159)	(2,103,870)	(235,876)	(3,727,274)
	168,949	2,634,162	99,659	1,586,171
Institutional Shares
Shares sold	6,977,145	108,475,443	8,459,272	134,040,755
Reinvestment of distributions	426,240	6,615,707	650,973	10,299,012
Shares redeemed	(4,587,788)	(71,287,132)	(4,036,725)	(63,764,306)
	2,815,597	43,804,018	5,073,520	80,575,461
Service Shares
Reinvestment of distributions	20	299	38	613
	20	299	38	613
Class IR Shares
Shares sold	197,576	3,075,184	251,546	3,979,297
Reinvestment of distributions	7,746	120,083	8,119	128,371
Shares redeemed	(93,916)	(1,459,071)	(49,681)	(783,459)
	111,406	1,736,196	209,984	3,324,209
NET INCREASE	2,056,454	$32,197,053	5,732,529	$91,188,558

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)

September 30, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Yield Municipal Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,484,764	$22,932,707	7,969,366	$74,119,450
Shares converted from Class B(a)	—	—	6,258	58,391
Reinvestment of distributions	586,600	5,380,603	1,166,093	10,837,012
Shares redeemed	(2,890,912)	(26,554,096)	(10,101,477)	(93,738,421)
	180,452	1,759,214	(959,760)	(8,723,568)
Class B Shares(a)
Shares sold	—	—	1,118	10,304
Shares converted to Class A	—	—	(6,258)	(58,391)
Reinvestment of distributions	—	—	9,341	86,392
Shares redeemed	—	—	(569,001)	(5,300,770)
	—	—	(564,800)	(5,262,465)
Class C Shares
Shares sold	284,298	2,614,189	1,392,292	12,897,227
Reinvestment of distributions	125,860	1,154,721	257,193	2,390,572
Shares redeemed	(1,177,690)	(10,835,007)	(1,424,473)	(13,228,420)
	(767,532)	(7,066,097)	225,012	2,059,379
Institutional Shares
Shares sold	31,499,142	290,221,894	72,628,331	674,242,071
Reinvestment of distributions	7,897,882	72,454,161	14,058,074	130,713,841
Shares redeemed	(32,186,181)	(295,784,267)	(54,381,772)	(504,213,128)
	7,210,843	66,891,788	32,304,633	300,742,784
Class IR Shares
Shares sold	229,964	2,117,240	606,116	5,589,918
Reinvestment of distributions	46,234	424,404	80,427	748,299
Shares redeemed	(217,880)	(2,000,766)	(261,181)	(2,425,950)
	58,318	540,878	425,362	3,912,267
NET INCREASE	6,682,081	$62,125,783	31,430,447	$292,728,397

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax- Free Fund

	For the Six Months Ended September 30, 2015 (Unaudited)		For the Fiscal Year Ended March 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	891,720	$9,399,454	4,572,749	$48,477,544
Reinvestment of distributions	59,399	625,698	134,781	1,429,040
Shares redeemed	(3,803,468)	(40,088,343)	(8,679,098)	(91,991,539)
	(2,852,349)	(30,063,191)	(3,971,568)	(42,084,955)
Class C Shares
Shares sold	200,034	2,105,431	607,828	6,439,292
Reinvestment of distributions	5,053	53,165	10,323	109,352
Shares redeemed	(601,485)	(6,330,749)	(1,361,291)	(14,422,337)
	(396,398)	(4,172,153)	(743,140)	(7,873,693)
Institutional Shares
Shares sold	79,524,761	837,305,090	209,728,744	2,221,068,131
Reinvestment of distributions	2,202,434	23,165,254	4,091,001	43,326,069
Shares redeemed	(101,891,819)	(1,072,739,346)	(181,286,450)	(1,920,125,989)
	(20,164,624)	(212,269,002)	32,533,295	344,268,211
Service Shares
Shares sold	9,555	100,816	—	—
Reinvestment of distributions	20	211	76	803
Shares redeemed	(3)	(33)	(23,364)	(246,761)
	9,572	100,994	(23,288)	(245,958)
Class IR Shares
Shares sold	70,947	746,862	108,762	1,151,151
Reinvestment of distributions	1,868	19,649	6,930	73,384
Shares redeemed	(98,336)	(1,035,985)	(675,144)	(7,153,436)
	(25,521)	(269,474)	(559,452)	(5,928,901)
NET INCREASE	(23,429,320)	$(246,672,826)	27,235,847	$288,134,704

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Service and Class IR Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service and Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015, which represents a period of 183 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 4/01/15	Ending Account Value 9/30/15		Expenses Paid for the 6 Months Ended 9/30/15*	Beginning Account Value 4/01/15	Ending Account Value 9/30/15		Expenses Paid for the 6 Months Ended 9/30/15*	Beginning Account Value 4/01/15	Ending Account Value 9/30/15		Expenses Paid for the 6 Months Ended 9/30/15*
Class A
Actual	$1,000	$997.30		$3.89	$1,000	$1,001.70		$4.35	$1,000	$998.60		$3.65
Hypothetical 5% return	1,000	1,021.10	+	3.94	1,000	1,020.65	+	4.39	1,000	1,021.35	+	3.69
Class C
Actual	1,000	992.90		7.67	1,000	997.90		8.09	1,000	996.60		5.64
Hypothetical 5% return	1,000	1,017.30	+	7.77	1,000	1,016.90	+	8.17	1,000	1,019.35	+	5.70
Institutional
Actual	1,000	998.40		2.20	1,000	1,003.10		2.85	1,000	1,000.30		1.95
Hypothetical 5% return	1,000	1,022.80	+	2.23	1,000	1,022.15	+	2.88	1,000	1,023.05	+	1.97
Service
Actual	1,000	996.60		4.69	N/A	N/A		N/A	1,000	997.80		4.45
Hypothetical 5% return	1,000	1,020.30	+	4.75	N/A	N/A		N/A	1,000	1,020.55	+	4.50
Class IR
Actual	1,000	998.50		2.65	1,000	1,002.90		3.05	1,000	999.90		2.40
Hypothetical 5% return	1,000	1,022.35	+	2.68	1,000	1,021.95	+	3.08	1,000	1,022.60	+	2.43

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
Dynamic Municipal Income	0.78%	1.54%	0.44%	94%	0.53%
High Yield Municipal	0.87	1.62	0.57	N/A	0.61
Short Duration Tax-Free	0.73	1.13	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, and Goldman Sachs Short Duration Tax-Free Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreements were most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Dynamic Municipal Income Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser and its affiliates to waive certain fees and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Dynamic Municipal Income Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees noted that the Dynamic Municipal Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They considered that the Fund had been repositioned from the Goldman Sachs Municipal Income Fund in December 2014, which involved changes to the Fund’s investment objective, investment strategy, and benchmark. The Trustees noted that the High Yield Municipal Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. They noted that the Short Duration Tax-Free Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by each Fund under its respective Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of each Fund that exceed specified levels, as well as the undertakings of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor and transfer agent, to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class C, and Class IR Shares. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	High Yield Municipal Fund	Dynamic Municipal Income Fund	Short Duration Tax-Free Fund
First $1 billion	0.55%	0.55%	0.40%
Next $1 billion	0.55	0.50	0.36
Next $3 billion	0.50	0.48	0.34
Next $3 billion	0.48	0.47	0.33
Over $8 billion	0.47	0.46	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Dynamic Municipal Income and Short Duration Tax-Free Funds) and to limit certain expenses of each Fund that exceed specified levels, as well as Goldman Sachs’ undertakings to waive a portion of the distribution and service fees paid by the Short Duration Tax-Free Fund’s Class C Shares and a portion of the transfer agency fees paid by the High Yield Municipal Fund’s Class A, Class C, and Class IR Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the High Yield Municipal and Short Duration Tax-Free Funds, which each had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each applicable Fund until June 30, 2016.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of September 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 172515.MF.MED.TMPL/11/2015 TFFISAR-15/16K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	December 7, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 7, 2015